UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue
 Suite 2200
Milwaukee, WI  53202

(Name and address of agent for service)

(414) 226-4555

(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2015

FMI Large Cap Fund
(FMIHX)

FMI Common Stock Fund
(FMIMX)

FMI International Fund
(FMIJX)

FMI Funds

Advised by Fiduciary Management, Inc.
www.fmifunds.com

FMI Funds
TABLE OF CONTENTS

FMI Large Cap Fund

Shareholder Letter	2

Management’s Discussion of Fund Performance	6

Schedule of Investments	7

Industry Sectors	9

FMI Common Stock Fund

Shareholder Letter	10

Management’s Discussion of Fund Performance	16

Schedule of Investments	17

Industry Sectors	19

FMI International Fund

Shareholder Letter	20

Management’s Discussion of Fund Performance	26

Schedule of Investments	28

Schedule of Forward Currency Contracts	30

Industry Sectors	30

Financial Statements

Statements of Assets and Liabilities	31

Statements of Operations	32

Statements of Changes in Net Assets	33

Financial Highlights	34

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	40

Expense Example	41

Directors and Officers	42

Disclosure Information	43

Additional Information	45

Tax Notice	45

Notice of Privacy Policy	45

Householding Notice	45

FMI
Large Cap
Fund

September 30, 2015

Dear Fellow Shareholders:

The FMI Large Cap Fund declined 7.58% in the September quarter compared to a drop of 6.44% for the Standard & Poor’s 500 Index.  Sectors that outperformed included Finance and Transportation, while sectors that underperformed included Process Industries and Energy Minerals.  Progressive Corp. and Expeditors were relatively strong in the September quarter, while Potash Corp. and Devon Energy meaningfully declined.

Worries about global growth, particularly in emerging markets, have dampened demand for most commodities and industrial machinery.  Nearly all commodity-oriented stocks have been hit, with energy and agriculture related stocks both suffering significant losses.  Many industrial stocks have also buckled as global gross domestic product (GDP) has slowed.  The first market pullback, which began in late May and ended in late August for most stocks, was the third 10% correction the market has seen since March of 2009.  It is interesting that some of the most speculative sectors like Health Care and Biotechnology, which have been huge winners over the past several years, declined less than the market during this downturn.  A quick recovery of about half the decline seemed to put the market back into the same pattern of the past several years.  There is an old stock market bromide that says, “In a real bear market they get them all.” We think Biotechnology is a good bellwether group for this market; unless and until this group gets its comeuppance, we probably haven’t broken the pattern.  Biotechnology stocks did come under significant selling pressure when the market had a second rough spell beginning September 17 and continuing until the last day of the quarter. The action in Biotechnology and other highly speculative groups will be closely monitored for signs that the fever has finally broken.  The relative cheapness of our stocks has yet to pay significant dividends in this cycle.  The market has not been focused on valuations, and continues to favor so-called growth and momentum stocks relative to value-oriented equities.  Below is a  chart illustrating this phenomenon.

As we pointed out in a previous letter, over very long periods of time value has historically beaten growth by a significant margin, but it is obviously very cyclical and growth has been relatively strong for quite some time.  We anticipate this dynamic to change but cannot predict the timing.

Poor fundamental and anecdotal data coming out of China, Brazil and Japan, including expected negative GDP in the latter two countries; an energy-wounded and increasingly belligerent Russia; an escalating Middle East crisis creating approximately four million refugees; and a United States economy that quarterly bobs back and forth between poor and moderate growth, haven’t delivered a nasty market in six and a half years despite high valuations (the Leuthold statistics of roughly 50 different valuation measures that we cite frequently was in the ninth decile at the start of the September quarter).  The Fed recently lapped the ninth year since rates have been raised and nearly seven years of essentially zero percent Fed Funds rates, continuing what we believe is a dangerous and destructive policy that misallocates investment and engenders low, rather than high growth.  As long as the Fed sees the world through a single prism – that low growth, seemingly slack labor conditions and low investment means interest rates need to be suppressed — no one will know what normal policies could achieve.

Since China concerns seemed to be at the root of the recent market correction, it is important to both remind ourselves just how extended China has become, but also that these worries need to be kept in perspective.  Yes, as we have discussed for the past several years in these letters, China has undergone a massive credit buildup on the order of $26 trillion over the previous fifteen years, and has overbuilt a number of areas including steel and cement.  Yes, China has likely built infrastructure that is far in excess of what is needed.  Yes, China has too many apartments and too many malls.  Yes, the Chinese banking system is fraught with risk.  Yes, it will be very painful as China retrenches.  It is important to remember, however, that most of the infrastructure (roads, bridges, rails, airports, marine terminals, etc.) has a long useful life.  It is also critical to realize that what we know loosely as the private sector in China (businesses other than the State Owned Enterprises, or SOEs) has grown much more rapidly than the SOEs, and today account for an estimated two-thirds of all economic output, according to The Economist.  The Chinese, generally speaking, are highly entrepreneurial and the largely private firms that have been allowed to operate have generated hundreds of millions of jobs over the past few decades.  Chinese companies are increasingly known for their innovation, and we’ve seen glimpses of that with companies such as Alibaba, Xiaomi and Huawei.  There is little doubt that China’s GDP growth rate is less than the official number of 7%, and there will likely be very significant digestion problems over the near term, including perhaps negative GDP growth.  This will continue to have a deleterious impact on a number of companies across the globe, but longer-term, we remain optimistic about the growth in China and for many other emerging markets.

The producer side of the U.S. economy is clearly slowing, if not retracting.  The strong dollar and the weakness in big economies like China, Brazil, Japan and Russia, along with the collateral damage from plunging commodity prices, is clearly affecting U.S. companies.  Bellwether companies such as Grainger, Praxair and GE are seeing a broad-based industrial slowdown.  However, some of the consumer facing industries such as retail, home and multi-family housing, automobiles and health care, are still growing significantly.  Real personal spending on categories like food service, hotels, recreation and communications are all growing at a mid-single-digit rate.  Overall real GDP growth in the first two quarters of 2015 was 0.6% and 3.9%, respectively, and recently the Atlanta Federal Reserve Bank lowered their third quater GDP estimate from 1.8% to 0.9%.  Unfortunately, corporate sales and earnings growth, as measured by the S&P 500 and Russell 2000 Indices, respectively, continue to be mired in the minus 1%-to-plus 1% range.

So, in summary, we see an uneven domestic economy, generally difficult world economies, little corporate sales or earnings growth, and equity valuations that remain quite expensive from a historical perspective.  They are particularly expensive in the so-called defensive sectors.  Investors have a tough choice: own really expensive stocks in the sectors that are “holding up,” or own less expensive stocks in the areas where fundamentals are deteriorating.  The good news is that increased volatility is giving long-term investors at least a glimpse of better risk/rewards.  Over the past few years as stocks have seemingly levitated at unattractive levels, the portfolio management team has been actively researching dozens and dozens of good businesses whose valuations are not quite acceptable.  We are excited about the potential opportunities to deploy capital at more attractive levels and reorient the Fund to even better values as the market is pressured.  As is our custom in the September letter, below we have highlighted a few investments:

Dollar General Corp. (DG)
(Analyst: Matt Sullivan)

Description

Dollar General is one of the largest discount retailers in the United States.  The company operates over 12,000 small box stores located throughout 43 states, primarily in the southern, southwestern, midwestern and eastern U.S.  They offer a broad selection of both branded and private label merchandise, including consumables (75%), seasonal products (13%), home products (6.5%), and apparel (5.5%).  The company utilizes an “everyday low prices” strategy, with most merchandise priced at less than $10.  Average selling space per store is approximately 7,400 square feet.

Good Business

•
Dollar General’s 5-year average return on invested capital (ROIC) is somewhere between 10.8% (including capitalized leases) and 25% (excluding capitalized leases).  Given the fungible nature of the real estate, the true 5-year average ROIC greatly exceeds the company’s cost of capital.

•	Dollar General has grown its same store sales for 25 consecutive years, proving that the business model is more successful and less volatile than most other retail concepts.

•	The low cost of real estate and concentrated SKUs (stock keeping units) allows Dollar General to sell merchandise at very competitive prices.

•	The core customer makes less than $50,000 per year and the low average ticket price provides the business with some protection from online competition.

•
Dollar General has a solid balance sheet with debt-to-capital of 35%, adjusted debt-to-EBITDAR of 3.0 times, and a fixed charge coverage ratio of 3.1 times.  Management has stated that they would like to remain investment grade, and keep debt levels close to 3.0 times adjusted debt/EBITDAR.

•	The business is easy to understand.

Valuation

•	Dollar General trades for 16.4 times the next 12-month earnings per share forecasts, which is a discount to the S&P 500. However, this is a better-than-average company.

•	The enterprise value-to-2015 (estimate) sales multiple is 1.15 times, which is below the company’s 5-year average enterprise value-to-sales multiple of 1.2 times.

Management

•	Todd Vasos was recently appointed CEO. Vasos has been with Dollar General since 2008, and was COO from 2013-2015.

•
Rick Dreiling joined Dollar General in January 2008 as CEO and Board member.  He was appointed Chairman of the Board on December 2, 2008.  Dreiling recently retired from the CEO position but is still the company’s Chairman of the Board.

Investment Thesis

Dollar General is a defensive business that performs well in most economic environments.  For example, the company has grown its same store sales for 25 consecutive years.  We expect that over the next few years, same store sales will continue to grow, and the company will also expand its store base.  This should drive steady and reliable sales growth over our investment time horizon.  When including stock buybacks, earnings per share are expected to grow at a double-digit compound annual rate.  The company’s stock is reasonably valued, trading at 16.4 times the next twelve month earnings per share estimates in an expensive market.

Stanley Black & Decker Inc. (SWK)
(Analyst: Matthew Goetzinger)

Description

Stanley Black & Decker is a leading global manufacturer of power and hand tools, engineered fasteners, and mechanical and electronic security solutions.  The Tools & Storage business is the company’s largest profit center, accounting for two-thirds of net income.  In aggregate, 49% of the company’s annual revenues are generated in the United States, with the remainder from Europe (25%), various emerging markets (17%), Canada (5%) and elsewhere.

Good Business

•
Stanley Black & Decker is a leading consumer and professional tools franchise complimented by a growing market position in the value-added Engineered Fasteners business.  Across each of the company’s businesses, it is recognized for its innovation and product quality.

•
The company’s industry-leading branded tools business operates within a rational oligopoly.  The Engineered Fasteners business participates within attractive niche applications that carry good entry barriers and high switching costs.  Security Solutions also commands a leading market share within a more fragmented global market.

•	Approximately 78% of the company’s business can be considered recurring, replacement or platform-based.

•	Excluding balance sheet goodwill, the 5-year average ROIC is 17.2% (2014: 20.4%).

•	The company maintains a strong Standard & Poors A rated balance sheet, with net debt-to-EBITDA of 1.9 times.

•	The business is easy to understand. The company controls its own destiny.

Valuation

•
On an absolute basis, Stanley Black & Decker trades at reasonable multiples to revenues of 1.6 times, and EBITDA of 9 times, given the company’s market position, margin structure, incremental return profile, and balance sheet characteristics.

•	The stock trades at 16.7 times the calendar 2015 earnings estimate, which is a discount to the weighted average multiple of the S&P 500.

•
Over the last decade, the company has returned approximately 50% of normalized free cash flow to its shareowners.  Further, the company has raised its shareholder dividend for 47 consecutive years.  Equally impressive is the fact that it has reduced the outstanding share count by 8% since 2011.

Management

•	John Lundgren has been CEO since 2004 and Chairman since 2013. A reasonable acquisition track record has been hurt by a recent disappointment.

•	Across the business, Stanley Black & Decker’s management team carries years of industry experience and has performed well in terms of operational excellence.

•	Management is incentivized to achieve an appropriate balance between cash flow return on investment, EPS growth and total shareholder return.

Investment Thesis

Management credibility and stock valuation have been hurt by underperformance within the company’s small acquired security business.  This temporary setback has resulted in the company refocusing on organic growth and repurchasing shares, as opposed to deal making.  Over time this should allow the company’s strong underlying market positions, brands, and reputation of innovation and product quality to grow intrinsic value and the stock price.  Additionally, this company provides desired exposure to construction markets.

Thank you for your support of the FMI Large Cap Fund.

This shareholder letter is unaudited.

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2015, the FMI Large Cap Fund (the “Fund”) had a total return of  -0.54%.  The benchmark S&P 500 returned -0.61% in the same period.  Sectors that aided relative performance included Health Services, Distribution Services, and Technology Services.  UnitedHealth Group had strong performance within the Health Services sector as they managed through lower reimbursement and reestablished solid growth.  AmerisouceBergen Corp. drove the performance of the Distribution Services sector, as the initiatives they undertook over the past few years bore fruit.  Accenture continued to win new business and expand margins, helping the Technology Services sector outperform.  On the negative side, Process Industries, Consumer Non-Durables and Finance all pulled down performance.  The Fund’s lack of exposure to Health Technology also detracted from performance as this sector was relatively good for the market.  Potash Corp. declined significantly in the period, hurting the Process Industries sector.  Low crop prices and worries about excess capacity hurt Potash’s stock.  The Fund’s adviser continues to believe that Potash is significantly undervalued.  A strong dollar hurt the performance of Consumer Non-Durable stocks.  In local currency, these stocks outperformed the return of the benchmark sector.  Comerica and American Express depressed the performance of the Finance sector.  Comerica continues to suffer from low interest rates and the collapse of hydrocarbon prices also affected the stock, given that they are significant lender in the energy field.  American Express’ business has become more competitive and this has hurt its growth rate.  We think both of these financial franchises remain sound and the stocks undervalued.  Stocks sold in the period included Cintas and PayPal. New additions to the Fund over the past twelve months included Stanley Black & Decker, Dollar General and Rockwell.  At September 30, 2015, the Fund was significantly overweighted in Producer Manufacturing, Process Industries and Distribution Services and meaningfully underweighted in Health Technology, Utilities and Electronic Technology.

Good performance across mostly the so-called “defensive” sectors and some speculative groups like biotechnology helped drive the results for the S&P 500.  While the market corrected over 9% from May 21 through September 30, the “character” of the market hasn’t seemed to change yet.  Growth and momentum oriented stocks have outperformed value oriented stocks over the past several years and only late in the September quarter did these types of stocks lag the market.  It has been over six and a half years since the last bear market (that is to say a market decline of 20% or greater).  Valuations remain near the upper end of historical parameters.  Easy monetary policy appears to have been a significant driver of stock market performance in recent years.  Many economies around the world have weakened and while the U.S. economy has had positive real GDP growth, the rate over the past year has been below average.  The unemployment rate has also improved, but the labor participation rate remains at a very low level and an extraordinarily high number of citizens are dependent on government support.  Companies have been restrained with respect to investing in both capital equipment and labor, which has resulted in less than satisfactory internal growth rates.  Geopolitical problems have seemingly escalated over the past year.  This, combined with less than average growth and high valuations makes us cautious on the stock market in the short run.  The Fund continues to believe, however, that stocks have the best chance to adjust to a dynamic environment over the long run.  The Fund sells at a discount to the S&P 500 on most valuation measures.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI LARGE CAP FUND AND STANDARD & POOR’S 500 INDEX(1)

AVERAGE ANNUALIZED TOTAL RETURN
				Since
				Inception
	1-Year	5-Year	10-Year	12/31/01
FMI Large Cap Fund	(0.54%)	11.91%	7.94%	8.22%
S&P 500 Index	(0.61%)	13.34%	6.80%	5.92%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

An investment cannot be made directly into an index.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
September 30, 2015

Shares		Cost	Value

COMMON STOCKS — 93.8% (a)

COMMERCIAL SERVICES SECTOR — 3.7%

	Advertising/Marketing Services — 3.7%
4,745,000	Omnicom Group Inc.	$335,107,960	$312,695,500

CONSUMER DURABLES SECTOR — 2.7%
	Tools & Hardware — 2.7%
2,330,000	Stanley Black & Decker Inc.	231,860,536	225,963,400

CONSUMER NON-DURABLES SECTOR — 9.6%
	Food: Major Diversified — 7.2%
25,618,000	Danone S.A. - SP-ADR	358,928,587	322,786,800
3,786,000	Nestle’ S.A. - SP-ADR	195,888,557	284,858,640
		554,817,144	607,645,440
	Household/Personal Care — 2.4%
4,917,000	Unilever PLC - SP-ADR	196,952,599	200,515,260

CONSUMER SERVICES SECTOR — 7.5%
	Cable/Satellite TV — 4.7%
7,072,000	Comcast Corp. - Cl A	392,538,821	402,255,360
	Other Consumer Services — 2.8%
9,751,000	eBay Inc.*	240,526,258	238,314,440

DISTRIBUTION SERVICES SECTOR — 1.8%
	Medical Distributors — 1.8%
1,630,000	AmerisourceBergen Corp.	45,545,395	154,833,700

ELECTRONIC TECHNOLOGY SECTOR — 3.6%
	Electronic Components — 3.6%
5,098,000	TE Connectivity Ltd.	144,222,118	305,319,220

ENERGY MINERALS SECTOR — 2.8%
	Oil & Gas Production — 2.8%
6,485,000	Devon Energy Corp.	372,529,941	240,528,650

FINANCE SECTOR — 14.5%
	Financial Conglomerates — 3.1%
3,594,000	American Express Co.	141,724,656	266,423,220
	Major Banks — 7.1%
8,746,350	Bank of New York Mellon Corp.	197,956,486	342,419,603
6,375,000	Comerica Inc.	192,182,537	262,012,500
		390,139,023	604,432,103
	Property/Casualty Insurance — 4.3%
12,025,000	Progressive Corp.	301,438,224	368,446,000

HEALTH SERVICES SECTOR — 4.8%
	Managed Health Care — 4.8%
3,480,000	UnitedHealth Group Inc.	250,086,949	403,714,800

INDUSTRIAL SERVICES SECTOR — 3.8%
	Oilfield Services/Equipment — 3.8%
4,662,000	Schlumberger Ltd.	315,022,307	321,538,140

PROCESS INDUSTRIES SECTOR — 3.7%
	Chemicals: Agricultural — 3.7%
15,444,000	Potash Corp. of Saskatchewan Inc.	561,550,273	317,374,200

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares or Principal Amount		Cost	Value

COMMON STOCKS — 93.8% (a) (Continued)

PRODUCER MANUFACTURING SECTOR — 15.4%
	Industrial Conglomerates — 11.2%
1,115,000	3M Co.	$66,981,194	$158,073,550
3,092,000	Berkshire Hathaway Inc. - Cl B*	217,596,176	403,196,800
4,148,000	Honeywell International Inc.	398,409,351	392,774,120
		682,986,721	954,044,470
	Industrial Machinery — 1.0%
825,000	Rockwell Automation Inc.	86,973,529	83,712,750
	Trucks/Construction/Farm Machinery — 3.2%
5,243,000	PACCAR Inc.	250,061,398	273,527,310

RETAIL TRADE SECTOR — 7.8%
	Apparel/Footwear Retail — 3.7%
6,405,000	Ross Stores Inc.	217,184,140	310,450,350
	Discount Stores — 4.1%
4,769,000	Dollar General Corp.	353,364,792	345,466,360

TECHNOLOGY SERVICES SECTOR — 9.0%
	Information Technology Services — 5.4%
4,706,000	Accenture PLC	217,530,631	462,411,560
	Packaged Software — 3.6%
6,985,000	Microsoft Corp.	204,913,875	309,156,100

TRANSPORTATION SECTOR — 3.1%
	Air Freight/Couriers — 3.1%
5,625,000	Expeditors International of Washington Inc.	211,408,061	264,656,250
	Total common stocks	6,698,485,351	7,973,424,583

SHORT-TERM INVESTMENTS — 6.1% (a)
	Commercial Paper — 6.1%
$519,800,000	U.S. Bank N.A., 0.03%, due 10/01/15	519,800,000	519,800,000
	Total investments — 99.9%	$7,218,285,351	8,493,224,583
	Other assets, less liabilities — 0.1% (a)		5,999,050
	TOTAL NET ASSETS — 100.0%		$8,499,223,633

* Non-income producing security.
(a)  Percentages for the various classifications relate to net assets.
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
INDUSTRY SECTORS
as of September 30, 2015 (Unaudited)

FMI
Common Stock
Fund

September 30, 2015

Dear Fellow Shareholders:

The FMI Common Stock Fund declined 8.44% in the September quarter compared to a drop of 11.92% for the Russell 2000 Index.  Sectors that outperformed included Commercial Services and Consumer Durables, while sectors that underperformed included Producer Manufacturing and Finance.  Genpact Ltd. and NVR Inc. were relatively strong in the September quarter, while Woodward and Cullen/Frost meaningfully declined.

Worries about global growth, particularly in emerging markets, have dampened demand for most commodities and industrial machinery.  Nearly all commodity-oriented stocks have been hit, with energy and agriculture related stocks both suffering significant losses.  Many industrial stocks have also buckled as global gross domestic product (GDP) has slowed.  The first market pullback, which began in late May and ended in late August for most stocks, was the third 10% correction the market has seen since March of 2009.  It is interesting that some of the most speculative sectors like Health Care and Biotechnology, which have been huge winners over the past several years, declined less than the market during this downturn.  A quick recovery of about half the decline seemed to put the market back into the same pattern of the past several years.  There is an old stock market bromide that says, “In a real bear market they get them all.” We think Biotechnology is a good bellwether group for this market; unless and until this group gets its comeuppance, we probably haven’t broken the pattern.  Biotechnology stocks did come under significant selling pressure when the market had a second rough spell beginning September 17 and continuing until the last day of the quarter. The action in Biotechnology and other highly speculative groups will be closely monitored for signs that the fever has finally broken.  The relative cheapness of our stocks has yet to pay significant dividends in this cycle.  The market has not been focused on valuations, and continues to favor so-called growth and momentum stocks relative to value-oriented equities.  Below is a chart of the Russell 2000 Growth Index compared to the Russell 2000 Value Index since the bottom of the last bear market.

As we pointed out in a previous letter, over very long periods of time value has historically beaten growth by a significant margin, but it is obviously very cyclical and growth has been relatively strong for quite some time.  We anticipate this dynamic to change but cannot predict the timing.

Poor fundamental and anecdotal data coming out of China, Brazil and Japan, including expected negative GDP in the latter two countries; an energy-wounded and increasingly belligerent Russia; an escalating Middle-East crisis creating approximately four million refugees; and a United States economy that quarterly bobs back and forth between poor and moderate growth, haven’t delivered a nasty market in six and a half years, despite high valuations (the Leuthold statistics of roughly 50 different valuation measures that we cite frequently was in the ninth decile at the start of the September quarter).  The Fed recently lapped the ninth year since rates have been raised and nearly seven years of essentially zero percent Fed Funds rates, continuing what we believe is a dangerous and destructive policy that misallocates investment and engenders low, rather than high growth.  As long as the Fed sees the world through a single prism – that low growth,  seemingly slack labor conditions and low investment means interest rates need to be suppressed – no one will know what normal policies could achieve.

Since China concerns seemed to be at the root of the recent market correction, it is important to both remind ourselves just how extended China has become, but also that these worries need to be kept in perspective.  Yes, as we have discussed for the past several years in these letters, China has undergone a massive credit buildup on the order of $26 trillion over the previous fifteen years, and has overbuilt a number of areas including steel and cement.  Yes, China has likely built infrastructure that is far in excess of what is needed.  Yes, China has too many apartments and too many malls.  Yes, the Chinese banking system is fraught with risk.  Yes, it will be very painful as China retrenches.  It is important to remember, however, that most of the infrastructure (roads, bridges, rails, airports, marine terminals, etc.) has a long useful life.  It is also critical to realize that what we know loosely as the private sector in China (businesses other than the State Owned Enterprises, or SOEs) has grown much more rapidly than the SOEs, and today account for an estimated two-thirds of all economic output, according to The Economist.  The Chinese, generally speaking, are highly entrepreneurial and the largely private firms that have been allowed to operate have generated hundreds of millions of jobs over the past few decades.  Chinese companies are increasingly known for their innovation, and we’ve seen glimpses of that with companies such as Alibaba, Xiaomi and Huawei.  There is little doubt that China’s GDP growth rate is less than the official number of 7%, and there will likely be very significant digestion problems over the near term, including perhaps negative GDP growth.  This will continue to have a deleterious impact on a number of companies across the globe, but longer term we remain optimistic about the growth in China and for many other emerging markets.

The producer side of the U.S. economy is clearly slowing, if not retracting.  The strong dollar and the weakness in big economies like China, Brazil, Japan and Russia, along with the collateral damage from plunging commodity prices, is clearly affecting U.S. companies.  Bellwether companies such as Grainger, Praxair and GE are seeing a broad-based industrial slowdown.  However, some of the consumer facing industries such as retail, home and multi-family housing, automobiles and health care, are still growing significantly.  Real personal spending on categories like food service, hotels, recreation and communications are all growing at a mid-single-digit rate.  Overall real GDP growth in the first two quarters of 2015 was 0.6% and 3.9%, respectively, and recently the Atlanta Federal Reserve Bank lowered their third quater GDP estimate from 1.8% to 0.9%.  Unfortunately, corporate sales and earnings growth, as measured by the S&P 500 and Russell 2000 Indices, respectively, continue to be mired in the minus 1%-to-plus 1% range.

So, in summary, we see an uneven domestic economy, generally difficult world economies, little corporate sales or earnings growth, and equity valuations that remain quite expensive from a historical perspective.  They are particularly expensive in the so-called defensive sectors.  Investors have a tough choice: own really expensive stocks in the sectors that are “holding up,” or own less expensive stocks in the areas where fundamentals are deteriorating.  The good news is that increased volatility is giving long-term investors at least a glimpse of better risk/rewards.  Over the past few years as stocks have seemingly levitated at unattractive levels, the portfolio management team has been actively researching dozens and dozens of good businesses whose valuations are not quite acceptable.  We are excited about the potential opportunities to deploy capital at more attractive levels and reorient the Fund to even better values as the market is pressured.  As is our custom in the September letter, below we have highlighted a few investments:

First Cash Financial Services Inc. (FCFS) and Cash America International Inc. (CSH)
(Analyst: Matt Sullivan)

Industry Description

First Cash Financial Services and Cash America are two of the largest pawn operators in North America.  While we don’t often buy two companies in the same industry, in this instance we felt it was appropriate.  Generally speaking, we were attracted to the pawn industry because many states have adopted regulations that make it difficult to open new pawn stores, which insulates incumbent players from new competition.  Further, other forms of lending to the pawn industry’s core, low income customer base are under intense regulatory scrutiny, which we believe will create a tailwind for the pawn industry over the next several years.  Finally, the pawn industry gives investors exposure to gold, as pawn store fundamentals improve when gold prices rise.  Given the experimental monetary policies around the world, we believe this exposure is attractive.  We also believe that pawn stores are a much better way to get exposure to gold than buying gold miners, which are notoriously bad businesses with dismal return on invested capital (ROIC) profiles.

The reason we decided to buy both companies is that First Cash derives over 50% of its business from Mexico, whereas Cash America only does business in the United States.  The Mexico market has different demographics and growth prospects than the U.S. market; therefore, we felt that we were getting significantly different exposures from the two businesses, despite the fact that they are close competitors in the same industry.

First Cash Financial Services Inc. (FCFS)
Description

First Cash Financial Services is one of the largest pawn operators in the world by market cap and by number of stores.  The company operates a total of 1,011 stores, 686 of which are in Mexico (68%), and 325 of which are in the United States (32%).  Stores are typically 5,000-6,000 square feet in size.  Pawn services account for 93% of the company’s net revenue, while uncollateralized consumer loan fees account for the other 7%.  The company was founded in 1988 and is headquartered in Arlington, Texas.

Good Business

•	First Cash’s ROIC was 16.5% last year, and has averaged 22.2% and 20.2% over the past five and ten years, respectively, which greatly exceeds the company’s cost of capital.

•	Loans are typically based on need, making revenue relatively stable and providing some insulation from economic cycles.

•
According to the company, a high percentage of customers are repeat customers.  Customers redeem collateral for 70-75% of their loans and often use the same piece of collateral for multiple loans.  This gives the business some recurring revenue characteristics.

•	Loans are small in size and have short maturities, which helps to keep regulatory bodies out of the industry, and helps customers to repay loans frequently.

•
All loans are collateralized by merchandise at attractive loan-to-value ratios.  When a customer “defaults,” First Cash is still able to earn a yield on the loan by selling the merchandise through its retail stores.

•	Regulatory barriers to entry keep new competitors at bay.

•	The company has worked to reduce uncollateralized consumer loans as a percentage of the overall business in order to decrease regulatory risk.

•	The company has a strong balance sheet and solid free cash flow.

•	This is a simple business that is easy to understand.

Valuation

•
First Cash trades at an enterprise value-to-sales multiple of 1.8 times, which is well below the company’s 5- and 10-year averages.  The company’s 5-year average earnings before interest and taxes (EBIT) margin is approximately 20%.

•	The stock trades at 14 times the next 12-month earnings per share estimate, which is below the company’s 5- and 10-year averages, and is a significant discount to small cap market indices.

Management

•
Rick Wessel has been with the company since 1992 and has served in a number of positions, including CEO since November 2006, and CFO from May 1992 to December 2002.  He has also been Chairman of the Board since October 2010, and previously served as Vice Chairman of the Board from November 2004 to October 2010.

•	Doug Orr joined the company in 2002, and became CFO in 2003.

•	Management and executives own 4% of the company. Rick Wessel personally owns a $30 million dollar stake.

Investment Thesis

First Cash Financial Services is one of the leading pawn operators in the world.  The company is known as the best operator in its industry, as their growth, margins, and returns are better than their peers.  Over the past few years, declining gold prices and the depreciation of the Mexican peso relative to the U.S. dollar have caused the stock to meaningfully underperform.  This has given us the opportunity to buy an industry leader with strong long-term growth and return prospects at an undemanding valuation.  First Cash also gives investors exposure to gold, which we believe is a prudent hedge given the experimental monetary policies around the world.

Cash America International Inc. (CSH)
Description

Cash America is the largest pawn operator in the United States by number of stores.  The company operates 859 lending locations in 21 states.  Pawn services account for approximately 90% of the company’s net revenue.  The company also offers other financial services such as uncollateralized consumer loan services, check cashing, and a few other ancillary financial services that account for the remaining 10% of the company’s net revenue.  Cash America was founded in 1983 and is headquartered in Fort Worth, Texas.

Good Business

•
Returns on capital are adequate.  Incremental returns on capital appear to be attractive.  The company should be able to narrow the gap between their ROIC and that of their closest competitor, First Cash, over time.

•	Loans are typically based on need, making revenue relatively stable and providing some insulation from economic cycles.

•
According to the company, a high percentage of customers are repeat customers.  Customers redeem collateral for 70%-75% of their loans and often use the same piece of collateral for multiple loans.  This gives the business some recurring revenue characteristics.

•	Loans are small in size and have short maturities, which helps to keep regulatory bodies out of the industry, and helps customers to repay loans frequently.

•
All loans are collateralized by merchandise at attractive loan-to-value ratios.  When a customer “defaults,” Cash America is still able to earn a yield on the loan by selling the merchandise through its retail stores.

•
The business was recently simplified with the spinoff of Enova, an online unsecured lending business.  The company is also working to reduce unsecured consumer lending in its retail outlets in order to decrease regulatory risk.

•	Regulatory barriers to entry keep new competitors at bay.

•	The company has a strong balance sheet and solid free cash flow.

•	This is a simple business that is easy to understand.

Valuation

•
Cash America trades at an adjusted enterprise-value-to-sales multiple of 0.8 times, relative to an 8% operating margin.  Margins are significantly below the company’s closest peers.  We believe Cash America should be able to improve margins and narrow the gap with peers over time.

•	Cash America trades at 11.9 times this year’s cash earnings per share forecasts, which is a significant discount to its closest peer and to the broader small cap market indices.

Management

•
CEO Dan Feehan has been with the company since 1988.  Feehan is stepping down from the CEO position in October of this year, but will move into an Executive Chairman position.  He has also agreed to remain on the company’s board through 2020 if shareholders approve his nomination each year.

•	Brent Stuart was promoted to the CEO position. Stuart has been at Cash America since 2008, and most recently served as the company’s COO.

•	CFO Tom Bessant has been with the company since 1993, and has been CFO since 1997.

•	Each board member has been with the company for over nine years. Most have been with the company for 20 years or more.

•	Executives and managers own 2.1% of the shares outstanding.

Investment Thesis

Cash America is a simple business that operates in a large, fragmented market with stable competitive dynamics.  They provide necessary services to a growing number of people.  Management recently simplified and de-risked the business by spinning off the online unsecured consumer loan business, and by reducing its storefront unsecured consumer loan revenue.  The U.S. pawn business now contributes almost all of the company’s revenue and profits.  We believe that the long-term outlook for the U.S. pawn industry is attractive, and that Cash America is undervalued relative to competitors and broader small cap market indices.  Additionally, Cash America gives investors some exposure to gold, which we believe is a prudent hedge given the experimental monetary policies around the world.

Applied Industrial Technologies Inc. (AIT)
(Analyst: Andy Ramer)
Description

Applied Industrial is a leading North American distributor of motion control technologies including bearings (29%), fluid power products (29%), and power transmission components (27%), which combined account for 85% of the portfolio.  The company serves customers in virtually every industry.

Good Business

•	Applied’s scale, technical expertise, and longstanding relationships with both customers and suppliers support its competitive position.

•	Distributors play a crucial role in connecting many suppliers and customers with one another, as it would be inefficient for the two parties to contract with each other directly.

•	The aftermarket accounts for 75% of sales, where the company sells replacement parts to factories to fix machines on assembly lines when they break down.

•	ROIC is 11.5% and has averaged 13.5% over the last five fiscal years; it has remained in the double digits during the most recent recession.

•	This is an easy business to understand.

•	The balance sheet is solid and cash flow generation has been strong.

Valuation

•	At a price-to-fiscal 2016 (June) forecast earnings multiple of 13.8 times, the stock trades at a significant discount to the Russell 2000.

•	Shares trade for 0.67 times trailing 12-month sales relative to an operating margin of 6.7%, or 10 times EBIT.

•	At a price-to-book ratio of 2.11 times, the stock trades below its 5- and 10-year average multiples of 2.44 and 2.33 times, respectively.

•	The dividend yields 2.8%.

•	Only two of the eight Wall Street analysts who cover the stock have rated AIT a Buy.

Management

•
Neil Schrimsher, 51, joined Applied as CEO in October 2011.  He was previously Executive Vice President of Cooper Industries, where he led Cooper’s Electrical Products Group, and also served as President of Cooper Lighting.

•	Mark Eisele, 58, has been CFO since January 2004.

•	The company successfully completed a multi-year phased-in implementation of a new enterprise resource planning (ERP) system to replace multiple legacy applications.

•	Applied does not grant stock options, and compensation is, in part, tied to return on asset performance over a 3-year time horizon.

Investment Thesis

Applied has an opportunity to accelerate growth and boost profitability after having greatly enhanced its operating capabilities via the new ERP system, which standardizes and simplifies processes and enables continuous improvement throughout operations for years to come.  The current weakness in the industrial sector has negatively impacted the stock and provided an opportunity for long-term investors.

Thank you for your confidence in the FMI Common Stock Fund.

This shareholder letter is unaudited.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2015, the FMI Common Stock Fund (the “Fund”) had a total return of -3.38%.  The benchmark Russell 2000 returned 1.25% in the same period.  Sectors that aided relative performance included Commercial Services, Energy Minerals and Consumer Durables.  Genpact Ltd. had strong performance during the fiscal year as the company continued to gain market share while slightly improving margins and was a meaningful part of the outperformance of Commercial Services.  Energy Minerals outperformed due to the Fund’s underweighted position in what has been a very difficult hydrocarbon environment and this sector also benefited from relatively good performance from Cimarex, which was sold during the year due to valuation.  An improved home building environment helped NVR Inc., which drove the outperformance of Consumer Durables.  On the negative side, Health Technology, Finance, Producer Manufacturing and Distribution Services all pulled down performance.  Health Technology was a strong performer for the market, as exceptionally high multiple stocks became even more expensive during the year.  The Fund’s significant underweighted position in Health Technology hurt performance.  The Fund’s underweighted position and stock selection harmed relative performance in the Finance sector.  Greenlight Capital and Cullen/Frost were the primary detractors in this sector.  Kennametal and Valmont Industries were down significantly during the year, as the metal processing and agricultural industries suffered disproportionately in the Producer Manufacturing sector.  In the Distribution sector, MSC Industrial and Anixter International detracted from performance as the industrial economy continued to slow and multiples contracted.  Stocks sold in the period included Innophos, Cintas, Hanger, Forward Air, Patterson, Cimarex and SQM.  A number of new additions were made over the past twelve months, including ManpowerGroup, Allscripts, Donaldson, Cash America, Esterline, Applied Industrial Technologies, TriMas, Cable One and First Cash Financial.  At September 30, 2015, the Fund was significantly overweighted in Distribution Services, Commercial Services and Process Industries and meaningfully underweighted in Health Technology, Finance and Electronic Technology.

Good performance across mostly the so-called “defensive” sectors and some speculative groups like biotechnology helped drive positive results for the Russell 2000.  While the market corrected nearly 12% from May 21 through September 30, the “character” of the market hasn’t seemed to change yet.  Growth and momentum oriented stocks have outperformed value oriented stocks over the past several years and only late in the September quarter did these types of stocks lag the market.  It has been over six and a half years since the last bear market (that is to say a market decline of 20% or greater).  Valuations remain near the upper end of historical parameters.  Easy monetary policy appears to have been a significant driver of stock market performance in recent years.  Many economies around the world have weakened and while the U.S. economy has had positive real GDP growth, the rate over the past year has been below average.  The unemployment rate has also improved, but the labor participation rate remains at a very low level and an extraordinarily high number of citizens are dependent on government support.  Companies have been restrained with respect to investing in both capital equipment and labor, which has resulted in less than satisfactory internal growth rates.  Geopolitical problems have seemingly escalated over the past year.  This, combined with less than average growth and high valuations makes the Fund cautious on the stock market in the short run.  The Fund continues to believe, however, that stocks have the best chance to adjust to a dynamic environment over the long run.  The Fund sells at a discount to the Russell 2000 on most valuation measures.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI COMMON STOCK FUND AND THE RUSSELL 2000 INDEX(1)

AVERAGE ANNUALIZED TOTAL RETURN
				Since
				Inception
	1-Year	5-Year	10-Year	12/18/81
FMI Common
Stock Fund	(3.38%)	11.03%	8.73%	11.84%
Russell 2000 Index	1.25%	11.73%	6.55%	10.11%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.

An investment cannot be made directly into an index.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
September 30, 2015

Shares		Cost	Value

COMMON STOCKS — 88.9% (a)

COMMERCIAL SERVICES SECTOR — 15.5%
	Advertising/Marketing Services — 3.4%
2,190,000	Interpublic Group of Cos. Inc.	$38,949,020	$41,894,700
	Financial Publishing/Services — 1.3%
154,000	Dun & Bradstreet Corp.	10,220,652	16,170,000
	Miscellaneous Commercial Services — 6.3%
2,237,000	Genpact Ltd.*	37,851,285	52,815,570
1,860,000	RPX Corp.*	30,160,282	25,519,200
		68,011,567	78,334,770
	Personnel Services — 4.5%
436,000	ManpowerGroup Inc.	30,959,951	35,704,040
398,000	Robert Half International Inc.	11,272,233	20,361,680
		42,232,184	56,065,720

CONSUMER DURABLES SECTOR — 4.0%
	Homebuilding — 2.7%
22,000	NVR Inc.*	21,947,485	33,554,840
	Recreational Products — 1.3%
270,000	Sturm, Ruger & Co. Inc.	13,441,137	15,846,300

CONSUMER SERVICES SECTOR — 5.2%
	Cable/Satellite TV — 1.9%
56,000	Cable One Inc.*	18,472,025	23,487,520
	Other Consumer Services — 3.3%
37,080	Graham Holdings Co.	17,900,197	21,395,160
185,000	UniFirst Corp.	19,388,458	19,759,850
		37,288,655	41,155,010

DISTRIBUTION SERVICES SECTOR — 11.6%
	Electronics Distributors — 6.9%
502,000	Anixter International Inc.*	33,270,391	29,005,560
581,000	Arrow Electronics Inc.*	7,950,028	32,117,680
697,000	ScanSource Inc.*	17,169,319	24,715,620
		58,389,738	85,838,860
	Wholesale Distributors — 4.7%
742,000	Applied Industrial Technologies Inc.	31,115,767	28,307,300
490,000	MSC Industrial Direct Co. Inc.	38,560,412	29,904,700
		69,676,179	58,212,000

ELECTRONIC TECHNOLOGY SECTOR — 6.0%
	Aerospace & Defense — 4.6%
357,000	Esterline Technologies Corp.*	36,447,420	25,664,730
1,139,000	FLIR Systems Inc.	34,069,095	31,880,610
		70,516,515	57,545,340
	Electronic Production Equipment — 1.4%
538,000	MKS Instruments Inc.	14,376,868	18,039,140

FINANCE SECTOR — 13.3%
	Finance/Rental/Leasing — 4.8%
775,000	Cash America International Inc.	20,532,720	21,676,750
403,350	First Cash Financial Services Inc.*	16,712,989	16,158,201
302,000	Ryder System Inc.	12,558,006	22,360,080
		49,803,715	60,195,031

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Cost	Value

COMMON STOCKS — 88.9% (a) (Continued)

FINANCE SECTOR — 13.3% (Continued)
	Property/Casualty Insurance — 4.4%
694,000	Greenlight Capital Re Ltd.*	$17,029,788	$15,462,320
730,000	W.R. Berkley Corp.	18,021,531	39,690,100
		35,051,319	55,152,420
	Regional Banks — 4.1%
531,000	Cullen/Frost Bankers Inc.	30,719,040	33,760,980
645,000	Zions Bancorporation	15,175,180	17,763,300
		45,894,220	51,524,280

HEALTH SERVICES SECTOR — 1.1%
	Health Industry Services — 1.1%
1,140,000	Allscripts Healthcare Solutions Inc.*	14,008,183	14,136,000

HEALTH TECHNOLOGY SECTOR — 1.9%
	Medical Specialties — 1.9%
320,000	Varian Medical Systems Inc.*	23,217,512	23,609,600

PROCESS INDUSTRIES SECTOR — 9.9%
	Chemicals: Specialty — 2.1%
330,000	Compass Minerals International Inc.	23,839,571	25,862,100
	Containers/Packaging — 3.1%
691,000	Avery Dennison Corp.	19,196,226	39,089,870
	Industrial Specialties — 4.7%
724,000	Donaldson Co. Inc.	26,078,894	20,329,920
1,124,000	H.B. Fuller Co.	41,441,034	38,148,560
		67,519,928	58,478,480

PRODUCER MANUFACTURING SECTOR — 11.6%
	Building Products — 2.1%
535,000	Armstrong World Industries Inc.*	28,224,974	25,540,900
	Industrial Machinery — 4.3%
469,300	Kennametal Inc.	17,658,018	11,680,877
1,021,000	Woodward Inc.	44,740,804	41,554,700
		62,398,822	53,235,577
	Miscellaneous Manufacturing — 3.6%
150,000	Carlisle Cos. Inc.	3,096,679	13,107,000
847,000	TriMas Corp.*	20,546,657	13,848,450
192,000	Valmont Industries Inc.	28,530,189	18,218,880
		52,173,525	45,174,330
	Trucks/Construction/Farm Machinery — 1.6%
297,000	Lindsay Corp.	23,623,211	20,133,630

TECHNOLOGY SERVICES SECTOR — 7.1%
	Data Processing Services — 5.3%
1,185,000	Broadridge Financial Solutions Inc.	25,331,685	65,589,750
	Internet Software/Services — 1.8%
845,000	Progress Software Corp.*	18,718,874	21,826,350

TRANSPORTATION SECTOR — 1.7%
	Marine Shipping — 1.7%
335,000	Kirby Corp.*	18,771,202	20,753,250
	Total common stocks	971,294,992	1,106,445,768

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 11.1% (a)
	Commercial Paper — 11.1%
$137,700,000	U.S. Bank N.A., 0.03%, due 10/01/15	$137,700,000	$137,700,000
	Total investments — 100.0%	$1,108,994,992	1,244,145,768
	Liabilities, less other assets — 0.0% (a)		(368,302)
	TOTAL NET ASSETS — 100.0%		$1,243,777,466

* Non-income producing security.
(a)  Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of September 30, 2015 (Unaudited)

FMI
International
Fund

September 30, 2015

Dear Fellow Shareholders:

Fear and volatility have crept back into view after an extended period of investor complacency.  International equities came under pressure in the September quarter as China’s overheated stock market collapsed, the People’s Bank of China (PBOC) unexpectedly devalued the renminbi (RMB), commodity prices continued to tumble, and growth slowed across a number of emerging and developed economies.  Stock markets in Japan (-12.88%), Germany (-11.74%), the UK (-5.64%), and France (-6.79%) all retreated sharply in the quarter.1  All else considered, the FMI International Fund (FMIJX) held up well on a relative basis, falling by 6.08% in the September quarter, compared with an MSCI EAFE Index decline of 8.98% in local currency and 10.23% in U.S. dollars (USD).  The Finance, Consumer Durables and Technology Services sectors have supported performance, while Electronic Technology, Industrial Services and Process Industries weighed on the results.  Accenture, Admiral Group and LG Household & Health Care were among the top individual gainers in the quarter, while Potash Corp., Rolls-Royce and Schlumberger lagged the market.

As valuations became more palatable, we put some cash to work, boosting a number of our existing holdings and adding two new positions to the portfolio: SCA Group and Samsonite International.  SCA is a leading global supplier of tissue, personal care and forest products, as well as Europe’s largest private forest owner.  It’s a self-help story with an opportunity for both margin and multiple (valuation) expansion, as profitability lags global peers (more on this later).  Samsonite is the world’s largest travel luggage company, at over four times the size of the next closest competitor.  Economies of scale and brand equity solidify the company’s competitive advantage, and secular tailwinds in global travel make for an attractive runway of growth.  We previously owned Samsonite in 2012 and 2013 before selling the stock due to valuation.  Since then, earnings have improved but the stock has barely budged, creating an attractive re-entry point.  Lastly, we exited our holding in Sociedad Química y Minera de Chile (SQM), as we underestimated the political risk of our investment.  Despite our efforts to improve the company’s corporate governance (e.g., board letter, votes for independent director), improprieties within the leadership ranks have heightened this risk and threatens a valuable lease agreement in the Salar de Atacama, which could permanently impair SQM’s asset value.

The global macro environment remains challenging.  World debt has grown by $57 trillion since 2007, and astonishingly, no major economy has decreased its debt-to-Gross Domestic Product (GDP) ratio over this time.2  This is during an economic “recovery.” Central bankers have injected roughly $8 trillion into the global economy since the financial crisis, yet the International Monetary Fund (IMF), World Bank and Organisation for Economic Co-operation and Development (OECD) routinely cut global growth forecasts.3  We are on track for a record level of global mergers and acquisitions (M&A) this year, but in countries such as France, Germany, Italy and Japan, real investment has not even recovered to pre-recession levels (which does not bode well for future growth).4,5 Stock markets and valuations have soared in recent years, but business fundamentals and management commentary have remained weak.  A forced suppression of interest rates and fiscal stimulus has not worked.  While we are hopeful that world leaders and central bankers will eventually get that memo (and get out of the way), for the time being we expect misguided Keynesian policies and choppy economic waters to persist.  In the interim, we will remain diligent in our hunt for strong businesses, value prices and downside protection.

_______________

[1]	The following market indexes are being referred to above: Japan TOPIX, Germany DAX, UK FTSE All-Share, France CAC.
[2]	Richard Dobbs, Susan Lund, Jonathan Woetzel, and Mina Mutafchieva. “Debt and (not much) deleveraging.” McKinsey Global Institute Report, February 2015.
[3]	Ian Talley. “Central Banks’ Lesson: Easy Money Alone Isn’t a Growth Salve.” Wall Street Journal, September 17, 2015.
[4]	Dana Mattioli and Dan Strumpf. “M&A Deal Activity on Pace for Record Year.” Wall Street Journal, August 10, 2015.
[5]	Ryan Banerjee, Jonathan Kearns, and Marco Lombardi. “(Why) Is investment weak?” BIS Quarterly Review, March 2015.

Crisis: Made In China

Even with unprecedented intervention to prop up stock prices, the Shanghai and Shenzen Composite indexes still fell by around 28% in the quarter.  It’s not for a lack of effort, as China has pulled out virtually all the stops: cutting interest rates five times, reducing the required reserve ratio, lowering securities transaction fees (by 30%), relaxing rules on margin trading, suspending accounts from short selling, financing a broker-led stabilization fund ($42 billion), allowing more than half of the companies on the stock exchange to halt trading in their shares, suspending initial public offering (IPO) issuances, ordering State Owned Enterprises (SOEs) not to sell shares, creating a team to investigate illegal market “manipulation,” banning officers, directors and listed company shareholders with stakes of 5% or more from selling any shares for six months, publicly prosecuting brokerages and individuals through state media outlets, announcing new stimulus ($40 billion) and government spending initiatives, devaluing the RMB, and directing the purchase of $236 billion of equities, or 9.2% of the free float6,7,8,9.  Sound a bit ridiculous?  We sure think so, and we’re not surprised these acts of desperation failed.  If anyone should be called out for market manipulation it’s the Chinese government! We have never felt comfortable investing directly in China, and our prior reservations have been fully reinforced.

Meanwhile, China’s economic growth continues to decelerate.  Imports and exports have sharply declined, manufacturing in September hit a 6-year low, and property investment through the first eight months of the year fell to 3.5% (the slowest rate since 2009).10,11  Official GDP was reported at 7%, but actual GDP is believed to be far lower and deteriorating.  To combat the slowdown, the PBOC moved to devalue the RMB, which had previously been pegged (soft) to the U.S. dollar since 2005.  This unexpected move took many by surprise, and evoked fears of currency wars and emerging market (EM) capital flight.  As illustrated below, EM currencies have been under steady pressure over the past 12 months.  China’s currency devaluation may create further instability.  Similarly, capital flight from EMs has intensified.  It had reached nearly $1 trillion in the 13 months through July, nearly double the $480 billion that flowed out during the 2008-09 financial crisis.12  With EMs making up roughly 35% of global GDP, heightened investor concern is clearly warranted.13

_______________

[6]	“China’s Share Market Intervention.” State Street Global Advisors, July 2015.
[7]	“Timeline of decline: Key dates in China’s stock market slide.” Associated Press, August 27, 2015.
[8]	Heather Long. “China is taking 10 huge actions to save its stock market.” CNN Money, July 8, 2015.
[9]	“China’s Stock-Rescue Tab Surges to $236 Billion”, Goldman Sachs, September 7, 2015.
[10]	“Home Prices Rise in China for Fourth Consecutive Month.” Reuters, September 18, 2015.
[11]	Jamil Anderlini. “China manufacturing contracts at fastest pace in more than 6 years.” Financial Times, September 23, 2015.
[12]	James Kynge and Roger Blitz. “Surge in emerging market capital outflows hits growth and currencies.” Financial Times, August 18, 2015.
[13]	Jonathan Wheatley and James Kynge. “Emerging markets: Trading blow.” Financial Times, June 10, 2015.

Despite the aforementioned matters, we do not believe China’s stock market or currency manipulation is the biggest risk to the global economy (and equity markets).  A financial crisis stemming from a real estate or credit market collapse is of far greater concern.  We have voiced our distrust of China’s excess numerous times.  For example, in September 2013 we wrote: “The risk of a housing and/or credit bubble remains […] credit is growing over two times faster than the economy […] it is widely perceived that [China’s banks] are understating the true extent of their underperforming loans, hiding significant off-balance-sheet risk […] All bets are off if the housing bubble bursts, as it could potentially make the U.S. housing collapse look like a walk in the park.” Not much has improved in recent years to change our opinion.  Property speculation continues to grow as prices have increased by 60%+ in 40 Chinese cities since 2008, and even more so in Shanghai and Shenzhen.14  However, as real estate transaction volumes have slowed, inventory has grown, creating significant oversupply.  The plethora of empty apartment and office buildings persists.  Smaller cities (Tier 3 and 4) now have roughly three years of unsold inventory.15  In a best-case scenario (no crisis), a sustained slowdown in property investment would still meaningfully weigh on employment (construction jobs) and GDP growth.

China’s economic “miracle” over the past 15+ years has been both astounding and alarming.  China has moved from 3.6% of global GDP in 2000, to 6.1% in 2007, and to 13.3% in 2014.  It has accounted for as much as half of global GDP growth in recent years.16  Credit has exploded, far outpacing growth in economic output.  In 2000, for example, China had total debt of $2.1 trillion and GDP of $1.2 trillion, a debt-to-GDP ratio of 175%.  By 2007, total debt of $7.4 trillion compared with $3.5 trillion in GDP (211%).  In mid-2014, debt reached $28.2 trillion vs. GDP of approximately $10 trillion(282%).  McKinsey & Company estimates that around $9 trillion of the total debt is related to real estate,17,18 and “With real estate markets overbuilt, this [debt-to-GDP] ratio is one reason that the return on fixed-asset investment in China is declining.  The incremental capital output ratio (ICOR), which shows how much capital is needed to generate a unit of GDP, was 3.4 on average from 1990 to 2010, but it has since risen to 5.4, meaning that it takes 60 percent more capital to generate a unit of GDP.”19  Clearly China is getting a lot less bang for their buck.

The sheer magnitude of China’s fixed investment boom is hard to fathom.  Historian Vaclav Smil, in his book Making the Modern World: Materials and Dematerialization, writes that China has used more cement in three years from 2011-13 (6.6 gigatons) than the U.S. has in the entire 20th century (4.5 gigatons).20  Mining statistics tell a similar story:  In 2002

_______________

[14]	Richard Dobbs, Susan Lund, Jonathan Woetzel, and Mina Mutafchieva. “Debt and (not much) deleveraging.” McKinsey Global Institute Report, February 2015. Page 9.
[15]	“People’s Republic of China, 2015 Article IV Consultation.” IMF Country Report No. 15/234. August 2015. Page 9.
[16]	World Bank national accounts data, and OECD National Accounts data files.
[17]	Richard Dobbs, Susan Lund, Jonathan Woetzel, and Mina Mutafchieva. “Debt and (not much) deleveraging.” McKinsey Global Institute Report, February 2015. Pages 10, 78.
[18]	Bloomberg data.
[19]	McKinsey & Company. “The China Effect on Global Innovation.” McKinsey Global Institute Research Bulletin, August, 2015. Page 2.
[20]	Bill Gates. “Have You Hugged a Concrete Pillar Today?” http://www.gatesnotes.com/Books/Making-the-Modern-World, June 12, 2014.

global mining capital expenditure was $16.1 billion; by 2012 it had grown to a massive $131 billion.21  The commodities super cycle was born, and China was the driving force.  The problem we are left with today is that a number of countries (and companies) invested heavily to meet China’s surging demand, and are now suffering from widespread overcapacity as China’s economy  has slowed and commodity prices have plummeted.  It’s no surprise that Brazil, Canada, and Russia are all in a recession, and Australia is not far off.  Unfortunately, the pain felt by commodity-dependent countries (and companies) is not likely to end anytime soon.  An extended adjustment period is underway.

While we’ve presented a pretty dreary view of China, it’s important to bear in mind that it is less than 14% of the world economy, and it isn’t disappearing.  Throwing out the official 7% GDP growth figure and plugging in 3% would still imply that the Chinese economy is not losing share.  China is making some progress, moving their economy from one dominated by fixed investment to one driven more by consumption.  In 2015, 44% of China’s GDP is expected to come from fixed investment, down from 47% five years ago.22  While they haven’t said what they would like the split to be, the U.S. economy is around 20% fixed investment, and our guess is that China would at least like to move toward 30%.23  A transition of this magnitude will take time and there will be some dislocations, but we feel the rest of the world will be able to weather the storm.

Euro-phoria

While policymakers are hopeful that the European Central Bank’s (ECB) aggressive asset-purchasing program will improve the eurozone’s economic outlook, we believe such optimism is foolhardy.  Growth in the eurozone slowed in the second quarter, as GDP fell to 0.3% (1.3% on an annualized basis) from 0.4% growth in the first quarter.  Growth in France stagnated, while Germany’s output fell short of expectations.24  The ECB has cut its growth forecast to 1.4% in 2015 (from 1.5%) and 1.7% in 2016 (from 1.9%).25  Unemployment (10.9%) remains stubbornly high and deep structural challenges have still not been addressed (discussed at length in prior shareholder letters).  The eurozone economy has been running in place, with GDP yet to recover to its pre-crisis peak.24  Eurozone companies have not fared much better.  In July the Leuthold Group wrote, “The current forward [earnings per share (EPS)] estimate for the MSCI Euro area composite matches the forecast made in December 2004.  We have no way of knowing what the ten-year EPS forecasts of those analysts were at the time, but we doubt they were for zero growth.”26

Elsewhere in Europe, after all the drama, Greece has been forced to sign yet another set of extend-and-pretend bailout terms.  Per the IMF’s preliminary public debt sustainability analysis, however, “Greece’s debt can now only be made sustainable through debt relief measures that go far beyond what Europe has been willing to consider […] If Europe prefers to again provide debt relief through maturity extension, there would have to be a very dramatic extension with grace periods of, say, 30 years on the entire stock of European debt, including new assistance […] Other options include explicit annual transfers to the Greek budget or deep upfront haircuts.”  Europe (i.e. Germany) appears reluctant to take the necessary steps to ensure Greek sustainability, so it’s likely just a matter of time before Greece is back in the headlines.

Land Of The Falling Sun

To avoid sounding like a broken record, we’ll keep our Japan discussion to a minimum.  The stock market is up over 102% in the last three years and 8% in the last year.  However, recent economic developments show a lack of progress.  Inflation is near zero, debt is on the rise (debt-to-GDP is expected to reach 247% next year), real wages are falling, consumer spending and net trade is weak, inventory is building, and GDP is contracting (at an annualized rate of 1.2% in the second quarter).27,28  As we anticipated, Abenomics (AKA quantitative easing on steroids) is not working.  Why? Because printing money does not solve structural economic problems.  This bears repeating (in case central bankers are listening).  If printing money was all that was needed to fix the world’s problems, we’d be in nirvana by now.

_______________

[21]	Citi research.
[22]	“People’s Republic of China, 2015 Article IV Consultation.” IMF Country Report No. 15/234, August 2015. Page 57.
[23]	World Bank: http://data.worldbank.org/indicator/NE.GDI.FTOT.ZS.
[24]	Nina Adam and Brian Blackstone. “Eurozone Economic Growth Slows.” Wall Street Journal, August 14, 2015.
[25]	“ECB cuts growth and inflation outlook.” BBC News, September 7, 2015.
[26]	The Leuthold Group. “A Kind Word for Forward Earnings.” Perception for the Professional, July 2015.
[27]	Keiko Ujikane. “Japan Economy Flashes Warning as Inventory Gain Holds Up GDP.” Bloomberg, September 7, 2015.
[28]	Keiko Ujikane. “Japan Rating Cut by S&P as Abe Falls Short of Early Promise.” Bloomberg, September 16, 2015.

In September, Standard & Poor’s (S&P) finally decided to downgrade Japan’s credit rating from AA- to A+.  Bloomberg writes that S&P sees “little chance of the Abe government’s strategy turning around the poor outlook for economic growth and inflation over the next few years.”29  We agree with regard to economic growth; inflation, on the other hand, could spin out of control at a moment’s notice.  The Bank of Japan is playing a dangerous game.  If interest rates were to rise significantly it could cripple the country.  Debt service already accounts for over 24% of the budget and 43% of tax revenues, and that’s with a 10-year bond paying only 0.35%.30  If interest rates ever returned to more normal or rational levels, Japan would be in a heap of trouble.

Despite our pessimistic view of the macro environment, we are excited about the market’s newfound fear and volatility, as it helps create inefficiencies and mispriced assets.  As markets retreat and valuation comes our way, we will continue to be opportunistic.  A couple of investments where we are currently finding value are described below.

Svenska Cellulosa AB (SCA Group) (SCAB SS)
(Analyst: Jonathan Bloom)

Description

SCA Group (SCA) is a leading global supplier of tissue (54% of sales, 52% of operating profit), personal care (30%, 28%), and forest products (16%, 20%) operating in about 100 countries.  SCA is also Europe’s largest private forest owner.  Within SCA’s hygiene businesses (tissue and personal care), approximately 80% of product sales are branded and about 20% are private label.  SCA has a strong global and regional presence, with a #1 or #2 category position in 90 countries.  They hold the global #1 market position in incontinence products and Away from Home (AfH) tissue, #2 in consumer tissue, #4 in baby diapers, and #5 in feminine care.  The company has a particularly strong position in Europe, where nearly two-thirds of group sales are generated.  Approximately 31% of sales and 17% of operating profits are generated in emerging markets.  SCA booked sales and operating profit of Swedish Krona (SEK) 104 billion ($15.2 billion) and SEK 11.8 billion (11.4% margin) in 2014.

Good Business

•
Economic Value Added (EVA)-Positive: Adjusting for forest assets, the operating businesses generated an average return on invested capital (ROIC) of greater than 9% over the past two years, in excess of their cost of capital.  There is further opportunity for ROIC improvement.

•	Economies of scale: SCA is the largest acquirer of pulp, globally, creating strong purchasing power. Scale matters with regard to local manufacturing and distribution.

•	Recurring revenue: Brand loyalty. Their products are necessities. SCA has long-term relationships with hospitals, businesses, etc.

•	Modestly priced products, understandable business. Consumer staples. Easy to understand.

•
Modest secular growth: Attractive personal care categories and emerging market exposure.  Additional drivers include population growth, aging population, low penetration rates, and rising disposable income.

•	Solid balance sheet: Debt-to-capital ratio is 37%; net debt-to-EBITDA,[31] 2 times; interest coverage ratio, 12 times.

Valuation

•
The sum-of-the-parts (SOTP) valuation, after stripping out the forest land assets and forest products business, implies a valuation of approximately 14 times 2016 estimated earnings per share for the core hygiene business, which is reasonable on an absolute basis, and attractive on a relative basis.  This equates to a discount of approximately 20% to peer Kimberly Clark (KMB), at 17.9 times EPS.

•
SCA’s earnings power is arguably higher than is being reported today, considering the significant lag to peers with regard to operating margins.  Gross margins provide the biggest opportunity for expansion.

_______________

[29]	Keiko Ujikane. “Japan Rating Cut by S&P as Abe Falls Short of Early Promise.” Bloomberg, September 16, 2015.
[30]	Bank of Japan. “Highlights of the Draft Budget for FY2015.”
[31]	Earnings before interest, taxes, depreciation and amortization.

Management

•	New leadership: the Chairman, CEO, CFO and COO positions have all been changed in the last two years.

•	Capital allocation: Focus on organic growth and bolt-on acquisitions. Pays 2.2% dividend, no share buybacks.

•
Compensation: Overall compensation levels are modest, with the CEO earning $3.6 million in 2014.  Variable compensation for the CEO and those reporting to him is tied to profit before tax, operating cash flow and growth.

•	Ownership structure: Dual share class, with the A class having 10 votes per share (same economic interest).

Investment Thesis

SCA Group is an above-average hygiene business and a self-help story.  There is an opportunity for margin improvement and multiple expansion, as operating margins are about 430 basis points below peer KMB in tissue, and approximately 690 basis points below in personal care.  Management has been overhauled, and a significant cost savings program is in the midst of completion, with additional continuous efficiency programs also being implemented.  Margin benefits have yet to fully materialize, however, in part due to the appreciation of the USD (and its impact on increasing raw material costs).  Full retention of the cost savings would have resulted in a 280 basis point margin improvement above 2014 levels.  There is an opportunity over time to close some of this margin gap.  The SOTP valuation, after stripping out the forest land assets and forest products business, implies a valuation of about 14 times 2016 estimated EPS for the core hygiene business, which is reasonable on an absolute basis and attractive on a relative basis.  The stock should have defensive characteristics with 80% of profits coming from consumer staples, but less so than a pure play.  We view the current risk/reward warranted as attractive.

Schlumberger Ltd. (SLB)
(Analyst: Andy Ramer)

Description

Schlumberger is the largest oilfield equipment and service firm in the world.  The company is regarded as the gold standard in the industry.  Markets outside North America account for 70% of revenue.

Good Business

•
Schlumberger holds market leading positions across its lines of business in reservoir characterization, drilling, and production.  The company maintains a significant advantage in technology and intellectual capital that will remain a challenge for competitors to overcome.

•	Notwithstanding the current downturn, there is an ever-present need for innovation to access new resources at attractive returns.

•	Return on invested capital was 14% in 2014 and the return on tangible capital excluding cash was 38%. A double-digit return on the Cameron acquisition appears achievable within a few years.

•
By focusing on what they can control, Schlumberger has been able to maintain decremental margins that are significantly better than those achieved in the 2009 downturn, in spite of the revenue drop being more severe.

•	The balance sheet is solid and the business generates good cash flow.

Valuation

•	The shares trade for approximately 20 times depressed 2015 earnings estimate of $3.50 per share, which is a far cry from the $9.00 to $10.00 target for 2017 that was put forth in June 2014.

•	At a price-to-book ratio of 2.42 times, the stock trades at the low end of its 5- and 10-year average range of 2.59 to 3.90 and 3.76 to 6.28 times, respectively.

•	Shares trade for 2.7 times forecast 2015 sales, below the 5- and 10-year average multiple of 3.0 and 3.5 times, respectively.

Management

•	The company culture was founded on driving industry change. CEO Paal Kibsgaard is complemented by a strong and deep bench.

•	Schlumberger is taking advantage of the downturn by acquiring Cameron. The combination should drive innovative technology improvements that reduce costs and improve recovery rates.

•	The firm has increased the amount of excess capital that it is returning to shareholders via share repurchases and dividends.

Investment Thesis

Schlumberger remains in the early stages of its internal transformation efforts, which are intended to drive a significant  advancement in the operating performance of the company.  The firm targets a tenfold improvement in operational (tool) reliability, 25% reduction in working capital (inventory), 20% increase in people productivity, 10% decrease in unit support costs, and doubling in asset utilization.  This transformation should help mitigate the downside risk to earnings in the event of further contraction in customer outlays while positioning Schlumberger well for the next upturn.

Thank you for your support of the FMI International Fund.

This shareholder letter is unaudited.

FMI International Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2015, the FMI International Fund (the “Fund”) had a total return of -0.19%.  Over the same period, the MSCI EAFE Index (the “Index”) returned 0.80% in local currency and -8.66% in U.S. Dollars (USD).  Sectors that aided the Fund’s relative performance included Consumer Non-Durables, Finance, and Consumer Durables.  Performance in Consumer Non-Durables was led by Korean cosmetics and household products companies Amorepacific Corp. and LG Household & Health Care, as both drove strong growth in China and domestic duty free sales channels.  Admiral Group and Fairfax Financial Holdings both outperformed in the Finance sector.  Admiral shares now reflect increased confidence in the insurer’s substantial reserve redundancy and early signs that pricing is firming within the UK motor market.  Fairfax Financial’s balance sheet remains conservatively positioned and fortified against exogenous pressures that have begun to manifest across the global economy.  Pirelli helped the return in the Consumer Durables sector, as strong business fundamentals were followed by a tender offer from China National Chemical Corp.  On the negative side, Process Industries, Industrial Services, and Electronic Technology all weighed on relative performance.  Potash Corp. declined significantly in the period, hurting the Process Industries sector.  Low crop prices and worries about excess capacity hurt Potash’s stock.  The Fund continues to believe that Potash is significantly undervalued.  Schlumberger underperformed the Industrial Services sector, as low oil and gas prices led to end-market weakness.  Internal transformation efforts should help to improve the firm’s operational performance and mitigate downside risks.  The Electronic Technology sector was pulled down by Rolls-Royce Holdings, where multiple profit warnings weighed on investor sentiment and led to a change in management.  Long-term prospects for the business are attractive, and the investment case remains compelling.  Cash has been a slight headwind versus the local index, but a notable tailwind versus the USD index.  Cash levels remain higher than normal due to difficulty in finding high-quality undervalued securities, but have started to come down as we deployed some capital in the current quarter.  Currency hedging has been a meaningful tailwind versus the USD index, as the USD has strengthened considerably over the period.  Stocks sold in the past twelve months included Schindler, Royal Dutch Shell, Taiwan Secom, and SQM.  New additions to the Fund included Makita Corp., Bolloré, SCA Group, and Samsonite.  At September 30, 2015, the Fund was significantly overweighted in Commercial Services, Consumer Non-Durables, Process Industries, and Technology Services, and considerably underweighted in Finance, Health Technology, Communications, and Energy Minerals.

FMI International Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

After a big rally at the beginning of the fiscal year, international stock markets started to wobble in April and May, before declining rapidly in August and September.  Some of the factors weighing on equity markets included a collapse of global commodity prices, an economic slowdown in China and other emerging markets, China’s sharp stock market correction, foreign exchange volatility including the PBOC’s unexpected devaluation of the renminbi (RMB), Greece’s game of chicken with creditors, and a deterioration of growth across a number of developed economies.  Despite the recent pullback in stock markets, valuations remain elevated as easy monetary policies in recent years have driven asset prices well beyond fundamentals.  Companies have also been reluctant to invest in both capital equipment and labor, which has resulted in less than satisfactory internal growth rates.  Meanwhile, global economic growth rates have decelerated and geopolitical risks appear to have escalated.  Combining subpar growth with high valuations makes us cautious on stock markets in the short run.  We continue to believe, however, that stocks have the best chance to adjust to a dynamic environment over the long run.  The Fund sells at a discount to the MSCI EAFE Index on most valuation measures.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI INTERNATIONAL FUND AND MSCI EAFE(1)

AVERAGE ANNUALIZED TOTAL RETURN
				Since
				Inception
	1-Year	3-Year	5-Year	12/31/10
FMI International
Fund	(0.19%)	10.46%	N/A	8.97%
MSCI
EAFE (LOC)(1)(a)	0.80%	12.71%	7.71%	6.89%
MSCI
EAFE (USD)(1)(b)	(8.66%)	5.63%	3.98%	2.80%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency as well as in U.S. dollars (USD).  The concept of a local currency calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in local currency where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the local currency calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.  MSCI EAFE is a service mark of MSCI Barra.

An investment cannot be made directly into an index.

FMI International Fund
SCHEDULE OF INVESTMENTS
September 30, 2015

Shares		Cost	Value
LONG-TERM INVESTMENTS — 82.2% (a)
COMMON STOCKS — 78.7% (a)
COMMERCIAL SERVICES SECTOR — 8.6%
	Advertising/Marketing Services — 3.5%
3,869,000	WPP PLC (Jersey) (b)	$83,970,433	$80,548,553
	Miscellaneous Commercial Services — 1.9%
705,000	Secom Co. Ltd. (Japan) (b)	42,607,291	42,399,092
	Personnel Services — 3.2%
1,011,000	Adecco S.A. (Switzerland) (b)	75,021,860	74,041,183

CONSUMER DURABLES SECTOR — 6.6%
	Automotive Aftermarket — 2.8%
3,843,000	Pirelli & C. SpA (Italy) (b)	55,946,905	64,309,189
	Other Consumer Specialties — 1.1%
7,740,100	Samsonite International S.A. (Luxembourg) (b)	24,085,159	25,293,700
	Tools & Hardware — 2.7%
1,162,000	Makita Corp. (Japan) (b)	58,140,629	61,810,132

CONSUMER NON-DURABLES SECTOR — 14.0%
	Food: Major Diversified — 5.8%
1,228,000	Danone S.A. (France) (b)	83,482,869	77,515,647
747,000	Nestle’ S.A. (Switzerland) (b)	55,795,184	56,178,651
		139,278,053	133,694,298
	Household/Personal Care — 8.2%
794,000	Henkel AG & Co. KGaA (Germany) (b)	75,031,634	70,180,503
1,766,000	Svenska Cellulosa AB (SCA Group) (Sweden) (b)	49,195,504	49,416,452
1,699,000	Unilever PLC (Britain) (b)	72,271,400	69,199,703
		196,498,538	188,796,658

CONSUMER SERVICES SECTOR — 4.5%
	Casinos/Gaming — 2.0%
49,030,000	Genting Malaysia Berhad (Malaysia) (b)	55,327,195	46,329,784
	Restaurants — 2.5%
3,652,000	Compass Group PLC (Britain) (b)	59,991,264	58,332,807

DISTRIBUTION SERVICES SECTOR — 1.7%
	Wholesale Distributors — 1.7%
14,245,000	Electrocomponents PLC (Britain) (b)	50,752,339	38,703,560

ELECTRONIC TECHNOLOGY SECTOR — 6.2%
	Aerospace & Defense — 3.5%
7,912,000	Rolls-Royce Holdings PLC (Britain)* (b)	111,819,715	81,162,398
	Electronic Components — 2.7%
1,024,000	TE Connectivity Ltd. (Switzerland)	65,352,881	61,327,360

FINANCE SECTOR — 5.5%
	Property/Casualty Insurance — 5.5%
2,390,000	Admiral Group PLC (Britain) (b)	54,952,908	54,357,469
158,000	Fairfax Financial Holdings Ltd. (Canada)	77,050,678	71,954,230
		132,003,586	126,311,699
INDUSTRIAL SERVICES SECTOR — 3.7%
	Oilfield Services/Equipment — 3.7%
1,238,000	Schlumberger Ltd. (Curacao)	104,257,976	85,384,860

PROCESS INDUSTRIES SECTOR — 7.9%
	Chemicals: Agricultural — 3.6%
4,081,000	Potash Corp. of Saskatchewan Inc. (Canada)	129,909,882	83,864,550

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares or Principal Amount		Cost	Value

LONG-TERM INVESTMENTS — 82.2% (a) (Continued)
COMMON STOCKS — 78.7% (a) (Continued)

PROCESS INDUSTRIES SECTOR — 7.9% (Continued)
	Chemicals: Specialty — 1.9%
851,000	Shin-Etsu Chemical Co. Ltd. (Japan) (b)	$52,426,521	$43,642,749
	Industrial Specialties — 2.4%
853,000	Akzo Nobel N.V. (Netherlands) (b)	61,081,901	55,478,786

PRODUCER MANUFACTURING SECTOR — 9.3%
	Industrial Conglomerates — 6.0%
2,736,000	Jardine Strategic Holdings Ltd. (Bermuda) (b)	89,929,873	73,595,385
4,257,000	Smiths Group PLC (Britain) (b)	78,603,284	64,862,802
		168,533,157	138,458,187
	Industrial Machinery — 3.3%
350,000	SMC Corp. (Japan) (b)	86,222,502	76,635,459

RETAIL TRADE SECTOR — 2.3%
	Department Stores — 2.3%
2,470,000	Hyundai GreenFood Co. Ltd. (South Korea) (b)	40,606,951	53,502,274

TECHNOLOGY SERVICES SECTOR — 5.6%
	Information Technology Services — 5.6%
1,322,000	Accenture PLC (Ireland)	115,888,556	129,899,720

TRANSPORTATION SECTOR — 2.8%
	Other Transportation — 2.8%
13,314,000	Bolloré (France) (b)	71,846,652	64,912,032
	Total common stocks	1,981,569,946	1,814,839,030

PREFERRED STOCKS — 3.5%(a)

CONSUMER NON-DURABLES SECTOR — 3.5%
	Household/Personal Care — 3.5%
292,400	Amorepacific Corp. (South Korea) (b)	28,339,748	46,084,538
105,000	LG Household & Health Care Ltd. (South Korea) (b)	27,147,711	35,425,702
	Total preferred stocks	55,487,459	81,510,240
	Total long-term investments	2,037,057,405	1,896,349,270

SHORT-TERM INVESTMENTS — 16.9% (a)
	Commercial Paper — 6.0%
$138,800,000	U.S. Bank N.A., 0.03%, due 10/01/15	138,800,000	138,800,000
	U.S. Treasury Securities — 10.9%
250,000,000	U.S. Treasury Bills, 0.0175%, due 11/05/15	249,995,747	249,995,747
	Total short-term investments	388,795,747	388,795,747
	Total investments — 99.1%	$2,425,853,152	2,285,145,017
	Other assets, less liabilities — 0.9% (a)		20,822,756
	TOTAL NET ASSETS — 100.0%		$2,305,967,773

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as Level 2.  As of September 30, 2015 the aggregate value of these securities was $1,463,918,550.

PLC – Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF FORWARD CURRENCY CONTRACTS
September 30, 2015

				U.S. $ Value on			U.S. $ Value on
				September 30, 2015			September 30, 2015	Unrealized
Settlement		Currency to		of Currency to	Currency to		of Currency to	Appreciation
Date	Counterparty	be Delivered		be Delivered	be Received		be Received	(Depreciation)
10/23/15	Bank of New York	257,000,000	British Pound	$388,732,991	401,323,490	U.S. Dollar	$401,323,490	$12,590,499
10/23/15	U.S. Bank, N.A.	73,000,000	Canadian Dollar	54,695,462	55,917,273	U.S. Dollar	55,917,273	1,221,811
10/23/15	HSBC Bank U.S.A., N.A.	265,000,000	Euro	296,213,857	288,861,395	U.S. Dollar	288,861,395	(7,352,462)
10/23/15	Bank of New York	3,500,000,000	Japanese Yen	29,183,348	29,162,244	U.S. Dollar	29,162,244	(21,104)
10/23/15	State Street Global Markets, LLC	19,000,000,000	Japanese Yen	158,423,887	153,319,776	U.S. Dollar	153,319,776	(5,104,111)
10/23/15	State Street Global Markets, LLC	45,000,000	Malaysian Ringgit	10,220,284	10,522,624	U.S. Dollar	10,522,624	302,340
10/23/15	U.S. Bank, N.A.	140,000,000	Malaysian Ringgit	31,796,440	36,420,396	U.S. Dollar	36,420,396	4,623,956
10/23/15	State Street Global Markets, LLC	125,000,000,000	South Korean Won	105,362,338	107,700,128	U.S. Dollar	107,700,128	2,337,790
10/23/15	State Street Global Markets, LLC	360,000,000	Swedish Krona	43,033,016	41,947,828	U.S. Dollar	41,947,828	(1,085,188)
10/23/15	State Street Global Markets, LLC	111,000,000	Swiss Franc	113,983,290	115,617,774	U.S. Dollar	115,617,774	1,634,484
				$1,231,644,913			$1,240,792,928	$9,148,015

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of September 30, 2015 (Unaudited)

FMI Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2015

		FMI	FMI	FMI
		Large Cap	Common Stock	International
		Fund	Fund	Fund

ASSETS:
Investments in securities, at value	(a)	$8,493,224,583	$1,244,145,768	$2,285,145,017
Receivables from shareholders for purchases		7,474,137	523,150	11,061,481
Dividends and interest receivable		10,228,405	522,038	4,558,716
Receivable for investments sold		—	—	832,051
Unrealized appreciation on forward currency contracts		—	—	22,710,880
Receivable for foreign currency transactions		—	—	6,600
Prepaid expenses		99,412	23,092	64,689
Cash		111,517	81,192	90,023
Total assets		$8,511,138,054	$1,245,295,240	$2,324,469,457
LIABILITIES:
Payable to brokers for investments purchased		$—	$—	$921,557
Payable to shareholders for redemptions		6,547,424	431,713	2,393,514
Payable to adviser for management fees		3,877,498	879,984	1,009,658
Unrealized depreciation on forward currency contracts		—	—	13,562,865
Other liabilities		1,489,499	206,077	614,090
Total liabilities		11,914,421	1,517,774	18,501,684
Net Assets		$8,499,223,633	$1,243,777,466	$2,305,967,773
NET ASSETS:
Capital Stock	(b)	$6,464,749,492	$998,989,175	$2,407,353,181
Net unrealized appreciation (depreciation) on investments:
Securities		1,274,939,232	135,150,776	(140,708,135)
Forward currency contracts		—	—	9,148,015
Foreign currency transactions		—	—	(41,787)
Accumulated net realized gain (loss)		700,286,494	110,716,308	(10,722,177)
Undistributed net investment income (loss)		59,248,415	(1,078,793)	40,938,676
Net assets		$8,499,223,633	$1,243,777,466	$2,305,967,773
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
(Net assets ÷ shares outstanding)		$20.00	$25.05	$27.63

(a) Identified cost of investments		$7,218,285,351	$1,108,994,992	$2,425,853,152
(b) Par value		$0.0001	$0.0001	$0.0001
Shares authorized		500,000,000	400,000,000	400,000,000
Shares outstanding		424,919,685	49,646,318	83,473,886

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2015

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

INCOME:
Dividends*	$170,148,896	$16,785,848	$27,655,081
Interest	261,409	64,641	115,332
Total income	170,410,305	16,850,489	27,770,413
EXPENSES:
Management fees	70,832,600	13,944,518	11,247,103
Transfer agent fees	12,487,010	1,579,675	2,094,562
Administration and accounting services	2,863,612	423,182	444,591
Printing and postage expense	901,796	75,923	114,999
Custodian fees	336,585	53,169	308,572
Registration fees	125,639	50,601	355,870
Professional fees	55,317	38,837	35,627
Board of Directors fees	48,400	43,600	10,000
Other expenses	235,978	69,860	83,140
Total expenses	87,886,937	16,279,365	14,694,464
NET INVESTMENT INCOME	82,523,368	571,124	13,075,949
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
Securities	705,590,727	112,651,791	(10,688,241)
Forward currency contracts	—	—	43,512,007
Foreign currency transactions	—	—	(680,170)
NET REALIZED GAIN (LOSS) ON INVESTMENTS	705,590,727	112,651,791	32,143,596
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION) ON INVESTMENTS:
Securities	(773,170,284)	(148,613,179)	(156,463,654)
Forward currency contracts	—	—	(2,231,312)
Foreign currency transactions	—	—	(27,208)
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION) ON INVESTMENTS	(773,170,284)	(148,613,179)	(158,722,174)
NET LOSS ON INVESTMENTS	(67,579,557)	(35,961,388)	(126,578,578)
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM OPERATIONS	$14,943,811	$(35,390,264)	$(113,502,629)

* Net withholding taxes	$6,633,095	$160,369	$2,909,394

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2015 and 2014

	FMI		FMI		FMI
	Large Cap		Common Stock		International
	Fund		Fund		Fund

	2015	2014	2015	2014	2015	2014
OPERATIONS:
Net investment income	$82,523,368	$76,723,554	$571,124	$1,891,725	$13,075,949	$2,698,448
Net realized gain on investments	705,590,727	888,647,365	112,651,791	168,273,295	32,143,596	4,669,897
Net change in unrealized
appreciation (depreciation)
on investments	(773,170,284)	303,314,155	(148,613,179)	(39,487,662)	(158,722,174)	11,417,299
Net increase (decrease) in
net assets from operations	14,943,811	1,268,685,074	(35,390,264)	130,677,358	(113,502,629)	18,785,644
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from
net investment income	(76,298,972)	(69,871,376)	(1,053,123)	(5,487,178)	(14,639,678)	(1,132,520)
Distributions from net realized gains	(860,363,566)	(491,574,928)	(158,049,506)	(116,981,550)	(9,537,976)	(3,162,197)
Total distributions	(936,662,538)	(561,446,304)	(159,102,629)	(122,468,728)	(24,177,654)	(4,294,717)
FUND SHARE ACTIVITIES:
Proceeds from shares issued	1,299,362,295	1,645,568,671	118,704,219	237,849,041	2,210,324,773	338,231,239
Net asset value of shares issued
in distributions reinvested	879,225,661	523,640,012	154,854,648	119,367,345	23,919,735	4,287,436
Cost of shares redeemed	(1,975,044,118)	(1,781,064,687)	(243,128,775)	(216,743,240)	(264,954,352)	(20,557,903)
Net increase in net assets
derived from Fund share activities	203,543,838	388,143,996	30,430,092	140,473,146	1,969,290,156	321,960,772
TOTAL INCREASE (DECREASE)	(718,174,889)	1,095,382,766	(164,062,801)	148,681,776	1,831,609,873	336,451,699
NET ASSETS AT THE
BEGINNING OF THE YEAR	9,217,398,522	8,122,015,756	1,407,840,267	1,259,158,491	474,357,900	137,906,201
NET ASSETS AT THE
END OF THE YEAR	$8,499,223,633	$9,217,398,522	$1,243,777,466	$1,407,840,267	$2,305,967,773	$474,357,900
Undistributed net investment
income (loss)	$59,248,415	$53,024,019	$(1,078,793)	$(596,694)	$40,938,676	$(2,857)
FUND SHARE TRANSACTIONS:
Shares sold	59,994,793	76,598,917	4,371,787	8,151,853	75,248,377	11,895,853
Shares issued in
distributions reinvested	41,200,828	25,656,051	5,707,875	4,223,898	857,338	159,148
Less shares redeemed	(91,212,279)	(83,155,053)	(8,787,322)	(7,373,410)	(9,192,631)	(729,756)
Net increase in shares outstanding	9,983,342	19,099,915	1,292,340	5,002,341	66,913,084	11,325,245

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$22.21	$20.52	$17.38	$14.31	$14.46
Income from investment operations:
Net investment income	0.19	0.19	0.18	0.20	0.16
Net realized and unrealized gains (losses) on investments	(0.17)	2.92	3.37	3.46	(0.17)
Total from investment operations	0.02	3.11	3.55	3.66	(0.01)
Less distributions:
Distributions from net investment income	(0.18)	(0.18)	(0.20)	(0.17)	(0.14)
Distributions from net realized gains	(2.05)	(1.24)	(0.21)	(0.42)	—
Total from distributions	(2.23)	(1.42)	(0.41)	(0.59)	(0.14)
Net asset value, end of year	$20.00	$22.21	$20.52	$17.38	$14.31
TOTAL RETURN	(0.54%)	15.77%	20.94%	26.17%	(0.13%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	8,499,224	9,217,399	8,122,016	6,167,813	4,008,758
Ratio of expenses to average net assets	0.93%	0.94%	0.96%	0.96%	0.97%
Ratio of net investment income to average net assets	0.87%	0.87%	0.95%	1.25%	1.03%
Portfolio turnover rate	18%	31%	30%	21%	28%

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$29.12	$29.05	$25.43	$22.63	$22.98
Income from investment operations:
Net investment income	0.01	0.04	0.07	0.09	0.03
Net realized and unrealized gains (loss) on investments	(0.74)	2.91	6.05	4.79	0.44
Total from investment operations	(0.73)	2.95	6.12	4.88	0.47
Less distributions:
Distributions from net investment income	(0.02)	(0.13)	(0.09)	(0.04)	—
Distributions from net realized gains	(3.32)	(2.75)	(2.41)	(2.04)	(0.82)
Total from distributions	(3.34)	(2.88)	(2.50)	(2.08)	(0.82)
Net asset value, end of year	$25.05	$29.12	$29.05	$25.43	$22.63
TOTAL RETURN	(3.38%)	10.44%	26.63%	22.38%	2.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	1,243,777	1,407,840	1,259,158	1,118,501	945,991
Ratio of expenses to average net assets	1.17%	1.18%	1.19%	1.20%	1.21%
Ratio of net investment income to average net assets	0.04%	0.14%	0.26%	0.38%	0.13%
Portfolio turnover rate	29%	33%	24%	43%	26%

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

					For the
					Period from
					December 31,
					2010* to
	Years Ended September 30,				September 30,
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$28.64	$26.34	$22.12	$18.06	$20.00
Income from investment operations:
Net investment income	0.25	0.30	0.25	0.22	0.16
Net realized and unrealized gains (losses) on investments	(0.30)	2.74	4.29	4.00	(2.10)
Total from investment operations	(0.05)	3.04	4.54	4.22	(1.94)
Less distributions:
Distributions from net investment income	(0.58)	(0.19)	(0.08)	(0.16)	—
Distributions from net realized gains	(0.38)	(0.55)	(0.24)	—	—
Total from distributions	(0.96)	(0.74)	(0.32)	(0.16)	—
Net asset value, end of period	$27.63	$28.64	$26.34	$22.12	$18.06
TOTAL RETURN	(0.19%)	11.74%	20.87%	23.52%	(9.70%	)(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,305,968	474,358	137,906	67,316	13,514
Ratio of expenses to average net assets:
Before expense reimbursement	0.98%	1.03%	1.15%	1.45%	2.91	%(2)
After expense reimbursement	0.98%	1.00%	1.00%	1.00%	1.00	%(2)
Ratio of net investments income (loss) to average net assets:
Before expense reimbursement	0.87%	1.05%	0.89%	0.62%	(0.86	)%(2)
After expense reimbursement	0.87%	1.08%	1.04%	1.07%	1.05	%(2)
Portfolio turnover rate	9%	22%	21%	20%	12	%(1)

*	Commencement of Operations.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, and the FMI International Fund (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”), and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001 and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981. Both the Large Cap Fund and the International Fund are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund is registered as a diversified open-end management investment company under the Act. The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies. The Large Cap Fund and Common Stock Fund are both currently closed to new investors.

(a)
Each security, excluding short-term investments, is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the close price, if not close, then at the latest bid price. Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board of Directors (“Board”). The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. For the International Fund only, for securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund. As of September 30, 2015, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less were valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

The Funds apply the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1	— Valuations based on unadjusted quoted prices in active markets for identical assets.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

(1)	Summary of Significant Accounting Policies — (Continued)

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Large Cap Fund	Common Stock Fund	International Fund	International Fund
	Investments	Investments	Investments	Other Financial
Valuation Inputs	in Securities	in Securities	in Securities	Instruments*
Assets:
Level 1 — Common Stocks	$7,973,424,583	$1,106,445,768	$432,430,720	$—
Level 2 — Common Stocks	—	—	1,382,408,310	—
Preferred Stocks	—	—	81,510,240	—
Short-Term Commercial Paper	519,800,000	137,700,000	138,800,000	—
Short-Term U.S. Treasury Securities	—	—	249,995,747	—
Forward Currency Contracts	—	—	—	22,710,880
Total Level 2	519,800,000	137,700,000	1,852,714,297	22,710,880
Level 3 —	—	—	—	—
Total Assets	8,493,224,583	1,244,145,768	2,285,145,017	22,710,880
Liabilities:
Level 2 — Forward Currency Contracts	—	—	—	(13,562,865)
Total	$8,493,224,583	$1,244,145,768	$2,285,145,017	$9,148,015

*	Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

It is the Funds’ policy to recognize transfers between levels at the end of the reporting period. There were no transfers for the Large Cap Fund and Common Stock Fund between levels during the fiscal year ended September 30, 2015. The International Fund recognized a $73,595,385 transfer out of level 1 and into level 2, due to a change in pricing methodology, for the fiscal year ended September 30, 2015.

See the Schedules of Investments for investments detailed by industry classifications.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. On a quarterly average there were nineteen forward currency contracts outstanding during the year ended September 30, 2015. These contracts are not subject to master netting agreements.

The fair value of the forward currency contracts as of September 30, 2015 is included in the following locations on the International Fund’s statement of assets and liabilities:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Unrealized appreciation	$22,710,880	Unrealized depreciation	$(13,562,865)
contracts	on forward currency		on forward currency
	contracts		contracts

Realized and unrealized gains and losses on forward currency contracts entered into during the year ended September 30, 2015 by the International Fund are recorded in the following locations on the statement of operations:

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

(1)	Summary of Significant Accounting Policies — (Continued)

		Realized		Unrealized
	Location	Gain	Location	Loss
Forward currency	Net realized gain on forward	$43,512,007	Net change in unrealized	$(2,231,312)
contracts	currency contracts		depreciation on forward
currency contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the International Fund’s statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
The Funds may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”). A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. The Funds did not hold any restricted securities as of September 30, 2015.

(g)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(h)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund, Common Stock Fund and International Fund and Federal and the state of Wisconsin for the Predecessor Common Stock Fund, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2015, open Federal tax years include the prior three fiscal tax years ended September 30, 2015.  The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  For the International Fund these differences are due to the tax treatment of forward currency contracts and foreign currency transactions.  These reclassifications have no impact on the net asset value of the International Fund and are designed to present the undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. During the fiscal year ended September 30, 2015, the reclassifications were as follows:

	Undistributed Net	Accumulated Net
	Investment Income/(Loss)	Realized Gain/(Loss)	Paid In Capital
Large Cap Fund	$—	$—	$—
Common Stock Fund	$(100)	$100	$—
International Fund	$42,505,262	$(42,505,263)	$1

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Large Cap Fund and International Fund will each pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets of such Fund and the Common Stock Fund will pay a monthly management fee at the annual rate of 1% of the daily net assets of such Fund. The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective management agreements, FMI will reimburse the Large Cap Fund for expenses over 1.20% of the daily net assets of such Fund, 1.30% for the Common Stock Fund and 1.75% for the International Fund. In addition to the reimbursement required under each management agreement, FMI will voluntarily reimburse the Large Cap Fund and the International Fund for expenses over 1.00% of such Fund’s daily net assets. For the year ended September 30, 2015 there were no contractual or voluntary reimbursements required for the Funds.

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan provides that such Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan are paid

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties — (Continued)

monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ended September 30, 2015, no such expenses were charged to the shareholders of either Fund.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At September 30, 2015, two financial intermediaries are the record owners of approximately 12% and 6% of the Large Cap Fund’s shares and one financial intermediary is record owner of approximately 24% of the Common Stock Fund’s shares.

(3)	Credit Agreements —

U.S. Bank, N.A. has made available to the Company a $675,000,000 Umbrella credit facility, pursuant to a Loan Agreement (“Agreement”) effective June 4, 2015 for the FMI Funds, Inc. for the purposes of having cash available to satisfy redemption requests. Principal is due not more than 45 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the Bank’s current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the borrowing Fund. During the year ended September 30, 2015, none of the Funds borrowed against the Agreement. The new Credit Agreement is subject to renewal on June 3, 2016.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions —

For the year ended September 30, 2015, purchases and proceeds of sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$1,533,058,887	$348,858,582	$1,794,982,861
Sales	1,932,281,245	424,364,892	111,311,033

(6)	Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2015:

				Net Unrealized
		Gross	Gross	Appreciation	Distributable	Distributable	Other
	Cost of	Unrealized	Unrealized	(Depreciation)	Ordinary	Long-Term	Accumulated
	Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains	Losses
Large Cap Fund	$7,226,454,645	$1,789,432,954	$(522,663,016)	$1,266,769,938	$127,127,844	$640,576,359	$—
Common Stock Fund	1,109,440,158	219,893,239	(85,187,629)	134,705,610	—	111,161,474	(1,078,793)
International Fund	2,425,937,225	98,966,562	(239,758,770)	(140,792,208)	45,281,828	—	(5,875,028)

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended September 30, 2015 and 2014, and tax basis post-October losses and late year losses as of September 30, 2015, which are not recognized for tax purposes until the first day of the following fiscal year are:

	September 30, 2015				September 30, 2014
	Ordinary	Long-Term		Late	Ordinary	Long-Term	Late
	Income	Capital Gains	Post-October	Year	Income	Capital Gains	Year
	Distributions	Distributions	Losses	Losses	Distributions	Distributions	Losses
Large Cap Fund	$119,478,849	$817,183,689	$—	$—	$126,787,834	$434,658,470	$—
Common Stock Fund	17,981,931	141,120,698	—	(1,078,793)	22,416,039	100,052,689	(596,694)
International Fund	19,187,706	4,989,948	(10,688,240)	—	2,523,215	1,771,502	—

(7)	Subsequent Event —

On September 18, 2015, the Board approved the year-end distributions for the Funds. Cash dividends in the aggregate amounts equal to each of the Fund’s net investment income and short-term capital gains, if any, which will be treated as ordinary income, and long-term capital gains, to be payable on December 18, 2015 to outstanding shares of record at the close of business on December 17, 2015.

FMI Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of FMI Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Funds, Inc. (comprised of FMI Large Cap Fund, FMI Common Stock Fund, and FMI International Fund, hereinafter collectively referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 29, 2015

FMI Funds
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses.  You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses.  You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund.  To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
Actual Beginning Account Value 4/01/15	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 9/30/15	$925.90	$900.80	$920.10
Actual Expenses Paid During Period* 4/01/15-9/30/15	$4.49	$5.53	$4.72
Hypothetical Beginning Account Value 4/01/15	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending Account Value 9/30/15	$1,020.41	$1,019.25	$1,020.16
Hypothetical Expenses Paid During Period* 4/01/15-9/30/15	$4.71	$5.87	$4.96
Annualized Expense Ratio*	0.93%	1.16%	0.98%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2015 and September 30, 2015).

FMI Funds
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Positions	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address*	the Funds	Time Served	Five Years	by Director	Director or Officer
Non-Interested Directors
Barry K. Allen, 66	Director	Indefinite Term	Mr. Allen is President of Allen Enterprises, LLC	3	BCE, Inc. (Bell
		Since 2001	(Boca Grande, FL) a private equity investments		Canada Enterprise)
			and management company, and Operating Partner		and CDW Corp.
for Providence Equity Partners (Providence, RI)
since September, 2007.

Robert C. Arzbaecher, 55	Director	Indefinite Term	Mr. Arzbaecher has returned as Chief Executive	3	Actuant Corporation
		Since 2007	Officer of Actuant Corporation as of August, 2015		and CF Industries
			(Menomonee Falls, WI). Prior to his return, he was		Holdings, Inc.
President and Chief Executive Officer from August,
2000 until January, 2014. Mr. Arzbaecher also serves
as Actuant’s Chairman of the Board of Directors.

Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I Corporation	3	None
Gunnlaugsson, 71		Since 2001	(Milwaukee, WI) in December, 2000.

Paul S. Shain, 52	Director	Indefinite Term	Mr. Shain is President and Chief Executive Officer	3	None
		Since 2001	of Singlewire Software, LLC (Madison, WI), a
provider of IP-based paging and emergency
notification systems, since April, 2009.
Interested Directors
John S. Brandser,** 53	Director	Indefinite Term	Mr. Brandser is President, Secretary, Chief	3	None
		Since 2009	Operating Officer and Chief Compliance Officer
	Vice	One Year Term	of Fiduciary Management, Inc. and has been
	President	Since 2008	employed by the Adviser in various capacities
	and		since March, 1995.
	Secretary	One Year Term
Since 2009

Patrick J. English,** 54	Director	Indefinite Term	Mr. English is Chief Executive Officer, Chief	3	None
		Since 2001	Investment Officer and Treasurer of Fiduciary
	Vice	One Year Term	Management, Inc. and has been employed by the
	President	Since 2001	Adviser in various capacities since December, 1986.

Ted D. Kellner,** 69	Director	Indefinite Term	Mr. Kellner is Executive Chairman of Fiduciary	3	None
		Since 2001	Management, Inc. which he co-founded in 1980.
	President	One Year Term
	and	Since 2001
Treasurer
Other Officer
Kathleen M. Lauters, 63	Chief	At Discretion	Ms. Lauters has been the Fund’s Chief Compliance	N/A	None
	Compliance	of Board	Officer since September, 2004.
	Officer	Since 2004
_________

*	The address of each Director and Officer is c/o Fiduciary Management, Inc., 100 E. Wisconsin Ave., Suite 2200, Milwaukee, WI 53202.
**	Messrs. Brandser, English and Kellner are interested directors of the Funds because they are officers of the Funds and the Adviser.

FMI Funds
DISCLOSURE INFORMATION (Unaudited)

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

As of the Funds’ Prospectuses dated January 30, 2015, the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Fund’s annual operating expense ratios are 0.94%, 1.18% and 1.00%, respectively.  FMI International Fund’s (“FMIJX”) annual operating expense ratio is 1.03%, less an expense reimbursement of 0.03% for a net operating expense ratio of 1.00%.  Fiduciary Management, Inc. (“FMI”) has contractually agreed to waive its advisory fee to the extent necessary to ensure that net expenses of FMIJX do not exceed 1.75% of the average daily net assets.  In addition to the reimbursement required under the FMIJX investment advisory agreement, FMI will reimburse FMIJX for expenses in excess of 1.00% of the daily net assets.  FMI will not terminate this reimbursement prior to January 31, 2016.

Please note the FMI Common Stock Fund and the FMI Large Cap Fund are currently closed to new investors.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, and Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability).

FMI Common Stock Fund: Stock Market Risk, Small & Medium Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Capitalization Companies), Value Investing Risk and Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability).

FMI International Fund: Stock Market Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk and Large Capitalization Companies Risk.

For details regarding these risks, please refer to the Funds’ Summary or Statutory Prospectuses dated January 30, 2015.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectuses or Summary Prospectuses carefully before investing.

The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stock to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency as well as in U.S. Dollars (USD).  The concept of a local currency calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in local currency where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the local currency calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

MSCI EAFE is a service mark of MSCI Barra.

FMI Funds
DISCLOSURE INFORMATION (Unaudited) (Continued)

The CAC 40 is the French stock market index that tracks the 40 largest French stocks based on market capitalization on the Paris Bourse (stock exchange).

The DAX Index is a stock index that represents 30 of the largest and most liquid German companies that trade on the Frankfurt Exchange.  The prices used to calculate the DAX Index come through Xetra, an electronic trading system.  A free-float methodology is used to calculate the index weightings along with a measure of average trading volume.

The FTSE All-Share Index, originally known as the FTSE Actuaries All Share Index, is a capitalisation-weighted index, comprising around 1000 of more than 2,000 companies traded on the London Stock Exchange.  As at June 2011 the constituents of this index totalled 627.  It aims to represent at least 98% of the full capital value of all UK companies that qualify as eligible for inclusion.  The index base date is 10 April 1962 with a base level of 100.

The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.  The equities use an investibility weighting in the index calculation.  The index was developed with a base level of 1000 as of January 3, 1984.  The index is maintained by the FTSE Group, a subsidiary of the London Stock Exchange Group.

The TOPIX, also known as the Tokyo Stock Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.  The index is supplemented by the sub-indices of the 33 industry sectors.  The index calculation excludes temporary issues and preferred stocks, and has a base value of 100 as of January 4, 1968.

An investment cannot be made directly into an index.

Reference definitions found at Investopedia.com

Debt to Capital Ratio – A measurement of a company’s financial leverage, calculated as the company’s debt divided by its total capital.

EBIT – Earnings Before Interest & Tax – An indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

EBITDA – Earnings Before Interest Taxes Depreciation and Amortization – Is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EBITDAR – Earnings before Interest, Taxes, Depreciation, Amortization and Rent/restructuring costs – Is the same calculation as EBITDA, with the exception that rents and/or restructuring costs are excluded from the expenses.  EBITDAR is an especially useful tool for companies undertaking restructuring efforts.

EPS – Earnings per Share – The portion of a company’s profit allocated to each outstanding share of common stock.  Earnings per share serves as an indicator of a company’s profitability.

EV/EBITDA – Enterprise Value to Earnings Before Interest Taxes Depreciation and Amortization – Is a measure of the value of a stock that compares a company’s enterprise value (market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents) to its earnings before interest taxes depreciation and amortization.  EV/EBITDA is one of several fundamental indicators that investors use to determine whether a stock is priced well.  The EV/EBITDA multiple is also often used to determine a company’s valuation in the case of a potential acquisition.

EV/Sales – Enterprise-Value-To-Sales – A valuation measure that compares the enterprise value of a company to the company’s sales.  EV/sales gives investors an idea of how much it costs to buy the company’s sales.

Loan to Value Ratio – A lending risk assessment that financial institutions examine before approving a mortgage.

P/B – Price to Book – A ratio used to compare a stock’s market value to its book value.

P/E ratio (forward 4 quarters) – Price to Earnings ratio (forward 4 quarters) – Is a measure of the price-to-earnings ratio (P/E) using forecasted earnings for the P/E calculation.  While the earnings used are just an estimate and are not as reliable as current earnings data, there is still a benefit in estimated P/E analysis.  The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

ROE – Return on Equity – The amount of net income returned as a percentage of shareholders equity.  Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

ROI – Return on Investment – A performance measure used to evaluate the efficiency of an investment or to compare the efficiency of a number of different investments.

ROIC – Return on Invested Capital – A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.  The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

SOTP – Sum of the Parts – Valuing a company by determining what its divisions would be worth if it was broken up and spun off or acquired by another company.

Distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530

FMI Funds
ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. It will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX NOTICE (Unaudited)

For corporate shareholders of the Large Cap Fund, the Common Stock Fund and the International Fund, the percentage of dividend income distributed for the year ended September 30, 2015 which is designated as qualifying for the dividends received deduction is 75.76%, 84.13% and 0%, respectively. The International Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. For the year ended September 30, 2015, the foreign source income was $30,588,088 and the foreign tax expense was $2,027,654. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates.

For all shareholders of the Large Cap Fund, the Common Stock Fund and the International Fund, the percentage of dividend income distributed for the year ended September 30, 2015 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%, 95.96% and 35.87%, respectively.

NOTICE OF PRIVACY POLICY

Protecting the privacy of our shareholders is important to us. This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of any Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Funds. If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
 www.fmifunds.com
 414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	GORDON H. GUNNLAUGSSON
ROBERT C. ARZBAECHER	TED D. KELLNER
JOHN S. BRANDSER	PAUL S. SHAIN
PATRICK J. ENGLISH

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
Milwaukee, Wisconsin	PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
Garden City, New York	FOLEY & LARDNER LLP
Milwaukee, Wisconsin

FMI Funds

1-800-811-5311

www.fmifunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert.  Mr. Gunnlaugsson is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$72,000 (FY 2015) and $72,000 (FY 2014) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Fees

There were no other fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

The registrant paid $0 (FY 2015) and $6,470 (FY 2014) for products and services provided by the principal accountant to the registrant, the principal accountant was engaged to assist the registrant in the establishment of a trading arrangement in a foreign jurisdiction, as services reported in addition to paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies..

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of October 26, 2015, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By     /s/Ted D. Kellner
         Ted D. Kellner, Principal Executive Officer

Date     November 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Funds, Inc.
Registrant

By   /s/Ted D. Kellner
       Ted D. Kellner, Principal Financial Officer

Date     November 6, 2015